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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

VALUECLICK, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
(818) 575-4500
March 29, 2012
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of ValueClick, Inc., a Delaware corporation (the "Company" or "ValueClick" or, in the first person, "we", "us" and "our"), to be held on Tuesday, May 8, 2012, at 9:00 a.m. Pacific Time at the Company's corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.
The Annual Meeting has been called for the purposes of (i) considering and voting upon the election of the seven nominees named in the Proxy Statement to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified; (ii) considering and voting upon the approval of the amended and restated 2007 Employee Stock Purchase Plan, which would increase the number of shares reserved for issuance by 2,000,000 shares to a total of 3,500,000 shares authorized; (iii) holding an advisory (non-binding) vote on executive compensation (a "say-on-pay" vote); and, (iv) transacting such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
In accordance with rules and regulations adopted by the Securities and Exchange Commission (the "SEC"), we now furnish to our stockholders proxy materials, including our Annual Report to Stockholders, on the Internet. Accordingly, on or about March 29, 2012, our stockholders will receive a notice containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K and how to vote online. If you receive a notice, you will not receive a paper copy of the Annual Meeting materials, including the Notice of Annual Meeting, Proxy Statement and proxy card, unless you request one. The notice also includes instructions on how to request a paper or e-mail copy of the Annual Meeting materials. Stockholders who request paper copies of the Annual Meeting materials will not receive a notice and will receive the Annual Meeting materials in the format requested.
The Board of Directors of the Company has fixed the close of business on March 9, 2012 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
The Board of Directors of the Company recommends that you vote:

•	"FOR" the election of the seven nominees named in the Proxy Statement as Directors of the Company;

•	"FOR" approval of the amended and restated 2007 Employee Stock Purchase Plan; and

•	"FOR" approval, on an advisory basis, of the Company's executive compensation.
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

Sincerely,

James R. Zarley Chief Executive Officer

NOTICE: Brokers are not permitted to vote without instructions from the beneficial owner on any of the proposals included in the Proxy Statement, as discussed in more detail in the Proxy Statement. Therefore, if your shares are held through a brokerage firm, bank or other nominee, they will not be voted on a particular proposal unless you affirmatively vote your shares in one of the ways described in the Proxy Statement.

ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
(818) 575-4500
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on Tuesday, May 8, 2012
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of ValueClick, Inc. (the “Company” or “ValueClick” or, in the first person, “we”, “us” and “our”) will be held on Tuesday, May 8, 2012, at 9:00 a.m. Pacific Time at the Company's corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. The Annual Meeting is being called for the purposes of:

1.
Considering and voting upon the election of the seven nominees named in this Proxy Statement to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified;

2.
Considering and voting upon the approval of the amended and restated 2007 Employee Stock Purchase Plan, which would increase the number of shares reserved for issuance by 2,000,000 shares to a total of 3,500,000 shares authorized;

3.	Holding an advisory (non-binding) vote on the Company's executive compensation (a “say-on-pay” vote); and

4.	Transacting such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
The Board of Directors has fixed the close of business on March 9, 2012 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock, par value $.001 per share, at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
Directions to the Annual Meeting can be obtained by contacting the Company at (818) 575-4500.
WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

By Order of the Board of Directors

Scott P. Barlow Secretary
Westlake Village, California
March 29, 2012

ValueClick, Inc.
30699 Russell Ranch Road, Suite 250
Westlake Village, CA 91362
________________________
PROXY STATEMENT
________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of ValueClick, Inc. (the “Company” or “ValueClick” or, in the first person, “we” “us” and “our”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Tuesday, May 8, 2012 at 9:00 a.m. Pacific Time and any adjournments or postponements thereof. The Annual Meeting will be held at the Company's corporate offices located at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

At the Annual Meeting, the stockholders of the Company will be asked to:

1.
Consider and vote upon the election of the seven nominees named in this Proxy Statement to the Board of Directors of ValueClick to serve until the next annual meeting of ValueClick stockholders and until their successors have been elected and qualified;

2.
Consider and vote upon the approval of the amended and restated 2007 Employee Stock Purchase Plan, which would increase the number of shares reserved for issuance by 2,000,000 shares to a total of 3,500,000 shares authorized;

3.	Hold an advisory (non-binding) vote on the Company's executive compensation (a “say-on-pay” vote); and

4.	Transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.
This proxy statement and the related proxy form are being distributed on or about March 29, 2012 in connection with the solicitation of proxies for the Annual Meeting. The Board has fixed the close of business on March 9, 2012 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the “Record Date”). Only holders of record of the Company's common stock, par value $.001 per share (the “Common Stock”), at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 80,589,751 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 557 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.
The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions are counted as present for purposes of determining the presence of a quorum, while “broker non-votes” (i.e., shares held by brokers or other nominees that they do not vote because they have not received voting instructions from the beneficial owners and do not have discretionary voting power) are not counted as present for the purpose of determining the presence of a quorum.
With respect to the election of directors, ValueClick has adopted a majority voting standard in uncontested director elections. Under this voting standard, directors are elected at each annual meeting by a majority of votes cast, meaning that the number of votes “for” a director must exceed the number of votes “against” that director. In the event that a nominee who is currently serving as a director is not elected at the Annual Meeting, the Board shall give consideration to the director's resignation following a recommendation by the Nominating Committee. In contested director elections where the number of nominees exceeds the number of directors to be elected as of a date that is five business days in advance of the date the Company files its definitive proxy statement with the SEC, plurality voting will apply. Election by a plurality of the votes cast means that the nominees receiving the highest number of votes cast for the number of positions to be filled are elected. Abstentions and broker non-votes will have no effect on the outcome of the vote.
Approval of the amended and restated 2007 Employee Stock Purchase Plan requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. Abstentions are treated as shares represented in person or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on this proposal.
Approval of the advisory resolution on the Company's executive compensation requires the approval of a majority of the shares represented in person or by proxy and entitled to vote at the Annual Meeting. Abstentions are treated as shares represented in person or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” the proposal. Broker non-votes will have no effect on the outcome of the vote. However, because this is an advisory vote, the result will not be binding on the Company or the Board of Directors.
Other matters require the approval of at least a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting.
Stockholders of record of the Company are requested to vote by Internet, by telephone or by mail using the instructions included on the notice regarding the Internet availability of proxy materials or proxy card. If you are a beneficial owner (that is, your shares are held in the name of a bank, brokerage house or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Certain of these institutions offer Internet and telephone voting.
Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted in accordance with the recommendations of the Company's Board of Directors as described above. It is not anticipated that any other matters will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.
Stockholders of record may revoke any properly completed proxy at any time before it is voted on any matter by giving written notice of such revocation to the Secretary of the Company, by signing and duly delivering a proxy bearing a later date via the mail, telephone or Internet, or by attending the Annual Meeting and voting in person. If you are a beneficial owner, you may revoke any prior voting instructions by contacting the bank, brokerage house or other holder of record that is the holder of record of your shares. Attendance at the Annual Meeting, by itself, will not revoke a proxy.
Except where otherwise incorporated by reference, the Annual Report and Annual Report on Form 10-K are not a part of the proxy solicitation material. Stockholders may obtain printed copies of the Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission, without charge by mailing a request to ValueClick, Inc., Attention: Investor Relations, 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.

CORPORATE GOVERNANCE

Independence of Directors

We follow the standards of independence set forth in the Marketplace Rules of NASDAQ. Under these standards of independence, an independent director is one who is not an officer or employee of the Company or any other individual who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who otherwise:

•	is not, and has not within the past three years been, employed by the Company;

•
has not accepted, and whose immediate family member has not accepted, any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the past three years preceding our determination of their independence, other than the following:

(i)	compensation for service on the Board or any committee of the Board;

(ii)	payments arising solely from investment in our securities that are non-compensatory in nature;

(iii)	compensation paid to a member of the director's immediate family who is a non-executive employee of the Company; or

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation.

•	is not an immediate family member of an individual who is, or at any time during the past three years was, an executive officer of the Company;

•
is not, and whose immediate family member is not, a partner in, or a controlling stockholder or an executive officer of, any organization to which we made, or from which we received, payments for property or services in 2011 or in any of the two prior fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than payments arising solely from investment in our securities or payments made under non-discretionary charitable contribution matching programs;

•
is not, and whose immediate family member is not, an executive officer of another entity where at any time during the past three years any of our executive officers served on the compensation committee of such entity; and

•
is not, and whose immediate family member is not, a current partner of our independent registered public accounting firm, or was a partner or employee of our independent registered public accounting firm who worked on our audit at any time during the past three years.

The Board has affirmatively determined that David Buzby, Martin Hart, James Peters, and Jeffrey Rayport are “independent directors” under the criteria for independence set forth in the listing standards of NASDAQ and that accordingly a majority of the Company's Board is independent. James R. Zarley, Chief Executive Officer, is not an independent director due to his role as an executive officer of the Company, and John Giuliani, President - Dotomi, is not an independent director due to his role as president of the Company's Dotomi division. Mr. James A. Crouthamel, Director, is not an independent director due to advertising costs totaling $746,000 that we paid in 2009 to Acquisis LLC, of which Mr. Crouthamel was the managing director and greater than 5% owner up until November 2009. There were no direct or indirect relationships between the Company and Messrs. Buzby, Hart, Peters and Rayport other than their roles as Directors.
All members of the Audit Committee, Compensation Committee and Nominating Committee of the Board are independent directors. In accordance with NASDAQ listing standards, all of the members of the Audit Committee also meet additional, heightened independence criteria applicable to audit committee members, which provide that they must not accept, directly or indirectly, any fees from the Company other than directors' fees and must not be affiliated persons of the Company (other than by virtue of their directorship).

The Board's Role in Risk Oversight
It is management's responsibility to manage risk and bring to the Board's attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company. In this regard, the Board reviews and approves the Company's annual budget and meets at least quarterly to review our business developments, initiatives and financial results and regularly considers risk in connection with these reviews. The Board implements its risk oversight function both as a whole and through delegation to various committees. The Audit Committee regularly reviews financial and accounting risks, legal and compliance risks, treasury risks (insurance, investments, foreign exchange, etc.), and information technology security risks and has responsibility for overseeing other risk management functions. The Compensation Committee considers risks related to the attraction and retention of talent and risks relating to the design of compensation programs and arrangements. The full Board considers strategic risks and opportunities and is updated regularly by the Audit Committee and Compensation Committee regarding risk oversight in their areas of responsibility.
Board Leadership Structure
We currently separate the functions of the Chairman of the Board and the Chief Executive Officer. The Chairman of the Board is Mr. Hart, who has responsibility for overseeing Board-related matters. Mr. Zarley, the Company's Chief Executive Officer, oversees the day-to-day operations of the Company. The Board believes that having different individuals serve as Chairman and Chief Executive Officer is the most appropriate leadership structure for the Board at this time because it is valuable to have strong independent leadership to assist the Board in fulfilling its role of overseeing the management of ValueClick and its risk management practices, separate from the CEO. However, ValueClick does not have a policy against having the roles of the Chairman of the Board filled by the same person. This provides the Board with the flexibility to determine whether the two roles should be combined in the future based on ValueClick's needs and the Board's assessment of ValueClick's leadership from time to time. In February 2011, the Board eliminated the position of “Lead Outside Director” previously held by Dr. Rayport as it was determined that the duties and responsibilities of this position were adequately addressed by the Chairman of the Board. However, ValueClick anticipates that it would reestablish the position of “Lead Outside Director” if the Chairman and CEO positions were combined.
Meetings of Independent Directors
The Board has determined that our independent directors will meet a minimum of two times per year in executive session to discuss any issues that might more properly be raised outside of the presence of management.
Code of Ethics and Business Conduct/Reporting of Concerns
We have adopted a Code of Ethics and Business Conduct (the “Code”) for our principal executive, financial and accounting, and other officers, and our directors, employees, agents, and consultants. The Code is publicly available on our website at www.valueclick.com in the “Investors” section under “Corporate Governance”. Among other things, the Code addresses such issues as conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of Company assets, compliance with applicable laws, and reporting of illegal or unethical behavior.
Within the Code, ValueClick has established an accounting ethics complaint procedure for all of its employees, directors, agents, and consultants of the Company. The complaint procedure is for any of these persons who may have concerns regarding accounting, internal accounting controls and auditing matters. The Company treats all complaints confidentially and with the utmost professionalism. If an employee desires, he or she may submit any concerns or complaints on an anonymous basis by calling a toll free hotline, and his or her concerns or complaints will be addressed in the same manner as any other complaints. The Company does not, and will not, condone any retaliation of any kind against an employee who comes forward with an ethical concern or complaint.
The Board also has established a process through which interested parties may communicate directly with Mr. Peters, the Audit Committee Chairman, or with the Company's outside compliance attorney, Stewart McDowell at Gibson, Dunn & Crutcher LLP, regarding any ethical concerns or complaints. Confidential communications may be sent directly to Mr. Peters, c/o the Secretary of the Company, at the Company's corporate offices, 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362, or to Ms. McDowell at Gibson, Dunn & Crutcher LLP, 555 Mission Street, Suite 3000, San Francisco, CA 94105.

Communications with the Board of Directors
The Board has established a process for stockholders and other interested parties to communicate with the Board. Anyone wishing to communicate with the Board should send their communication to the Company's corporate offices, c/o the Secretary of the Company, at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. Communications intended for a specific director or to a committee of the Board, should be addressed to their attention, c/o the Secretary of the Company, at this same address. The Secretary shall forward all such communications to the appropriate director or directors for consideration.
Nomination of Directors/Director Presence at Annual Meetings
General Criteria
The Nominating Committee views the breadth of the experience of the full Board as an important aspect of the director nominations process. Nominees for director are evaluated and approved by the Nominating Committee and recommended to the Board for consideration and approval.
The Company does not maintain a formal policy on board diversity and does not believe it is in the best interests of the Company to establish rigid criteria for the selection of director nominees. While diversity and having a variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. Rather, the Nominating Committee recognizes that the challenges and needs of the Company will vary over time and, accordingly, believes that the selection of director nominees by the Nominating Committee should be based on skill sets most pertinent to the needs and issues facing or likely to face the Company at the time of nomination. At the same time, the Nominating Committee believes that the Company will benefit from a diversity of background and experience on the Board and, therefore, the Nominating Committee will consider and seek nominees who, in addition to general management experience and business knowledge, possess, among other attributes, an expertise in one or more of the following areas: finance, technology, international business, investment banking, business law, corporate governance, risk assessment, and investor relations. In addition, there are certain general attributes that the Nominating Committee believes all director candidates must possess, including:

•	A commitment to ethics and integrity;

•	A commitment to personal and organizational accountability;

•	A history of achievement that reflects superior standards for themselves and others; and

•	A willingness to express alternative points of view while, at the same time, being respectful of the opinions of others and working collaboratively as a team player.
The Nominating Committee periodically evaluates the composition of the Board to assess the skills and experience that are currently represented on the Board, as well as the skills and experience that the Board will find valuable in the future. This evaluation of the Board's composition enables the Board to update the skills and experience it seeks in the Board as a whole, and in individual directors, as the Company's needs evolve and change over time and to assess the effectiveness of efforts at pursuing diversity.
Stockholder Recommendations for Director Candidates
The Nominating Committee will consider nominees for directors recommended by stockholders. To recommend a candidate for the 2013 Annual Meeting of Stockholders, a stockholder must deliver the recommendation to the Secretary of the Company, at the Company's corporate offices, not later than the close of business on February 7, 2013. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.

Selection and Evaluation of Director Candidates
In addition to considering director candidates recommended by stockholders, the Nominating Committee may consider candidates recommended by current directors, officers and employees of the Company and, from time to time, may utilize the services of a search firm to identify and approach potential candidates. In evaluating candidates for director, the Nominating Committee assesses the skills, experience and qualifications of the individual against the general criteria set forth above, including the particular needs of and issues facing or likely to face the Company at the time of nomination. In addition, with regard to the evaluation of current directors for renomination, the Nominating Committee takes into consideration each individual's past performance as a director of the Company. The Nominating Committee intends to evaluate any stockholder‑recommended candidates in the same manner as candidates recommended from all other sources.
Director Attendance at Annual Meetings
Members of the Board are encouraged, but not required, to attend the annual meeting of stockholders. One director attended the 2011 Annual Meeting.
Executive Officers and Directors
Set forth below is information concerning ValueClick's executive officers and directors as of March 29, 2012:

Name	Age	Position(s)
James R. Zarley	67	Chief Executive Officer and Director
John Pitstick	38	Chief Financial Officer
Carl White	47	Chief Executive Officer (Europe)
Peter Wolfert	48	Chief Technology Officer
Scott P. Barlow	43	Vice President, General Counsel and Secretary
John Giuliani	51	President - Dotomi and Director
Martin T. Hart(2)(3)	76	Chairman of the Board
David S. Buzby(1)(2)(3)	52	Director
James A. Crouthamel	47	Director
James R. Peters(1)	65	Director
Jeffrey F. Rayport(1)(3)	52	Director
___________________________

(1)	Member of the Audit Committee.

(2)	Member of the Compensation Committee.

(3)	Member of the Nominating Committee.
JAMES R. ZARLEY is the Chief Executive Officer of ValueClick. From his arrival in 1999 until May 2007, Mr. Zarley served as Chairman and Chief Executive Officer of ValueClick and shaped the Company into a global leader in online marketing solutions. During the period from May 2007 through May 2010, Mr. Zarley served as Executive Chairman of the Company. From May 2010 to the present, Mr. Zarley has served as the Company's Chief Executive Officer. Prior to joining ValueClick, from April 1987 to December 1996, Mr. Zarley was Chief Executive Officer of Quantech Investments, an information services company. From December 1996 to May 1998, Mr. Zarley was the Chairman and Chief Executive Officer of Best Internet until its merger with Hiway Technologies, a Web hosting company, in May 1998. From May 1998 to January 1999, Mr. Zarley was the Chief Operating Officer of Hiway Technologies until its merger with Internet service provider, Verio, Inc. Mr. Zarley currently serves as a director of Texas Roadhouse, Inc., a restaurant chain.
Mr. Zarley has been a member of the Board of the Company for over ten years and is qualified to be a director of ValueClick due to, among other factors, his industry experience, extensive knowledge of the day-to-day operations of our business, general management experience in operational and leadership roles in various organizations, and his experience as a director on the boards of other companies.

JOHN PITSTICK is the Chief Financial Officer of ValueClick. Mr. Pitstick joined ValueClick in March 2005 and served as the Company's Executive Vice President of Finance prior to his promotion to Chief Financial Officer in September 2007. Prior to joining ValueClick, Mr. Pitstick was a senior manager in the audit practice of Ernst & Young, where he served both public and private companies in the high technology industry for nearly ten years. Mr. Pitstick is a Certified Public Accountant (inactive) with a bachelor's degree in accounting from the University of San Francisco.
CARL WHITE is ValueClick's Chief Executive Officer (Europe). Mr. White joined ValueClick in October 2001 as the General Manager of ValueClick's European operations. He assumed the role of Chief Operating Officer (Europe) in June 2005 and assumed the role of Chief Executive Officer (Europe) in August 2006. Prior to joining ValueClick, Mr. White served as the Chief Operating Officer of 24/7 Europe and was responsible for media and technology businesses in thirteen countries. Prior to that, Mr. White worked as a publisher for BBC Worldwide (the commercial arm of the British Broadcasting Corporation) managing commercial and editorial teams across a number of magazine titles and multimedia projects. Mr. White also has senior sales management experience from Gruner and Jahr, Media Week and Centaur Communications. Mr. White holds a B.S.c. from Bristol University, England.
PETER WOLFERT joined ValueClick as the Chief Technology Officer in June 2000. Previously, Mr. Wolfert was the Senior Vice President and Director of Information Technology for Mellon Capital Management, an investment management firm in San Francisco, from October 1998 until June 2000. Prior to that, he served as Senior Vice President of Information Technology at AIM Funds in San Francisco from October 1995 to October 1998. From January 1992 until October 1995, Mr. Wolfert was Senior Vice President of Information Technology at Trust Company of the West. Mr. Wolfert graduated with a B.S. from the University of California at Davis, and an M.B.A., with emphasis in Management Information Systems, from the University of California at Irvine.
SCOTT P. BARLOW joined ValueClick as the Vice President and General Counsel in October 2001 and has also served as the Secretary since February 2002. Prior to joining ValueClick, Mr. Barlow served as the General Counsel and Secretary for Mediaplex, Inc., a provider of technology‑based marketing products and services, from December 2000 to October 2001. From October 1999 to December 2000, Mr. Barlow served as Mediaplex, Inc.'s Assistant General Counsel. Prior to his employment with Mediaplex, Inc., Mr. Barlow was a senior associate with Raifman & Edwards LLP, a San Francisco‑based corporate law firm, from 1995 to 1999. Mr. Barlow graduated with a B.S. from the University of Florida and a J.D. from the University of Akron School of Law.
JOHN GIULIANI joined ValueClick as the President of the Company's Dotomi division and a director of the Company's Board in August 2011. From December 2005 to August 2011, Mr. Giuliani served as the Chairman of the Board and Chief Executive Officer of Dotomi prior to ValueClick's acquisition of Dotomi. In addition to ValueClick, Mr. Giuliani is currently a member of the Board of Directors for Bluestem Brands, Inc., formerly known as Fingerhut Direct Marketing, Inc. In the past, Mr. Giuliani has participated on Boards for Q Interactive, SuperMarkets Online, Affinova, Claria, Imagitas, and El Dorado Marketing. Mr. Giuliani has an M.B.A. from Northwestern University’s Kellogg Graduate School of Management, as well as a B.S. from the University of Illinois.
Mr. Giuliani is qualified to be a director of ValueClick due to, among other factors, his industry experience, general management experience in operational and leadership roles in various organizations, and his experience as a director on the boards of other companies.
MARTIN T. HART has been a director of ValueClick since March 1999. Mr. Hart has been a private investor in the Denver area since 1969. Mr. Hart has owned and developed a number of companies into successful businesses, and has served on the board of directors for many public and private corporations. Presently, Mr. Hart is serving on the board of the following public companies: MassMutual Corporate Investors, an investment company; MassMutual Participation Investors, an investment company; and Texas Roadhouse, Inc., a restaurant chain. Within the past five years, Mr. Hart also served on the board of directors of Spectranetics Corporation, a medical device company. He also serves on the board of directors of several private companies. Mr. Hart graduated with a B.A. from Regis University and is a Certified Public Accountant.
In addition to the substantial knowledge of our company and industry that Mr. Hart has gained during his over ten years of service on our Board, Mr. Hart is qualified to be a director of ValueClick due to, among other factors, his background in public accounting, his deep capital markets and mergers and acquisition experience, and his experience as a director on the boards of other companies.
DAVID S. BUZBY has been a director of ValueClick since May 1999. Mr. Buzby is a San Francisco‑based investor and operator of entrepreneurial companies with experience in the internet and environmental industries. Mr. Buzby currently serves as the Chief Executive Officer of Bright Plain Renewable Energy, a solar finance company, since May 2011. Mr. Buzby has been an investor and director of several private companies, including currently: Powergetics, Inc., a power storage company, since April 2010; SunRun, Inc., a residential solar service company, since January 2009; and GroSolar, Inc., a solar integrator, since December 2007. Previously, Mr. Buzby was an investor and a Board member of Eco2 Plastics, Inc., a plastic recycling company, from May 2007 to July 2010; an investor and Chairman of the Board of SunEdison, LLC, a solar integrator, from January 2005 to November 2009; and a Board member of Xunlight Corporation, a solar photovoltaic manufacturer, from August 2007 to September 2009. Mr. Buzby founded Reid Industries, a wholesale company, in April 2003, and serves as the company's CEO. Mr. Buzby graduated with a B.A. from Middlebury College and an M.B.A. from Harvard Business School.
In addition to the substantial knowledge of our company and industry that Mr. Buzby has gained during his over ten years of service on our Board, Mr. Buzby is qualified to be a director of ValueClick due to, among other factors, his over fifteen years of experience managing companies in various operational and finance roles, his involvement as both an investor and executive in companies operating in high-growth industries such as the internet and clean energy, and his experience as a director on the boards of other companies.
JAMES A. CROUTHAMEL has been a director of ValueClick since July 2007. Mr. Crouthamel is the Principal of Old Town Capital, LLC where he has been an operating investor in early‑stage interactive marketing service and technology companies since March 2005. Mr. Crouthamel founded Performics, Inc. in 1998 and served as the company's Chief Executive Officer from inception through its acquisition by DoubleClick, Inc. in June 2004. From June 2004 to March 2005, Mr. Crouthamel served as the Senior Vice President and General Manager at DoubleClick, Inc., where he oversaw the operations of Performics. Mr. Crouthamel earned a Master of Business Administration degree from Northwestern University's J.L. Kellogg Graduate School of Management, a Master of Engineering Management from Northwestern University's McCormick School of Engineering and completed his Bachelor of Science in Mechanical Engineering at Drexel University. Mr. Crouthamel currently serves on the board of directors of privately-held AdGooroo LLC, an online marketing company.
Mr. Crouthamel is qualified to be a director of ValueClick primarily due to his extensive senior management and entrepreneurial experience in the online marketing industry over a fifteen year period. Mr. Crouthamel has started, operated and sold businesses that are similar in nature to, or in the same industry as, ValueClick.
JAMES R. PETERS has been a director of ValueClick since July 2007. Mr. Peters is a Certified Public Accountant and a retired partner (2006) from the audit practice of the accounting firm Ernst & Young LLP, where he began his career in 1971. He has extensive experience with public and private companies in a number of industries, including retail, distribution, manufacturing, health sciences, technology, communications, and entertainment. Mr. Peters is a former faculty member of the Directors' Certification Program at the Anderson School of Business of the University of California, Los Angeles. He is also a former advisory board member for the Entrepreneurial Studies program of the University of Southern California. Mr. Peters is a member of the National Association of Corporate Directors and serves on the board of directors of privately-held FzioMed, Inc., a medical device company. Mr. Peters was previously a director of Natrol, Inc. (Nasdaq: NTOL) prior to its acquisition by a private enterprise in December 2007.
Mr. Peters is the chairman of the Company's Audit Committee. Mr. Peters is qualified to be a director of ValueClick primarily due to his background in public accounting whereby he was an audit partner at the accounting firm of Ernst & Young LLP. Mr. Peters provides extensive audit and corporate governance knowledge and experience and qualifies as an audit committee financial expert as defined by the SEC. During his tenure as an audit partner, Mr. Peters advised numerous publicly‑traded and privately-held companies on accounting, internal controls, and capital markets activities. In additional to his extensive financial and accounting background, Mr. Peters has experience as a director on the boards of other companies.
JEFFREY F. RAYPORT has been a director of ValueClick since May 2002. Dr. Rayport was formerly a director of Be Free, Inc. (which merged with ValueClick in 2002). Dr. Rayport works as an operating partner at Castanea

Partners, a private equity firm, since 2009 and currently serves as the non-executive Chairman of Marketspace, LLC, an e-commerce research and media unit of Monitor Group, a management consulting firm. From 1999 to 2009, Dr. Rayport served as the founder and Chief Executive Officer of Marketspace, LLC. From 1991 to 2000, he was a faculty member at Harvard Business School in the Service Management Unit. He currently serves as a director of Monster Worldwide. Dr. Rayport earned an A.B., A.M. and Ph.D. from Harvard University, and an M. Phil. from the University of Cambridge (U.K.).
In addition to the substantial knowledge of our company and industry that Dr. Rayport has gained during his service on our Board, Dr. Rayport is qualified to be a director of ValueClick due to, among other factors, his background as an educator at Harvard Business School, his active involvement in the online marketing sector as a consultant and advisor since 1994, and his experience as a director on the boards of other companies.
Committees
Audit Committee
Function. The Company has a standing Audit Committee, which acts under a written charter that was last revised in July 2010. Under its charter, the Audit Committee, among other things, appoints our independent registered public accounting firm each year and approves the compensation and terms of engagement of our independent registered public accounting firm, approves services proposed to be provided by our independent registered public accounting firm as well as all services proposed to be provided by other professional financial services providers, reviews and approves all related party transactions, and monitors and oversees the quality and integrity of our accounting process and system of internal controls. The Audit Committee reviews the annual audit reports of our independent registered public accounting firm and reports of examinations by any regulatory agencies, and it oversees our corporate governance program. The Audit Committee also performs certain risk oversight functions as noted above in “The Board's Role in Risk Oversight”. The Audit Committee charter is publicly available on our website at www.valueclick.com in the “Investors” section under “Corporate Governance”.
Members. The current members of the Audit Committee are Mr. Peters-Chairman, Mr. Buzby, and Dr. Rayport. Each member of the Audit Committee is an independent director under the listing standards of NASDAQ as set forth above. In addition, in accordance with NASDAQ listing standards, each member of the Audit Committee meets additional heightened independence criteria applicable to audit committee members. As determined by the Board, each Audit Committee member meets NASDAQ's financial literacy requirements, and the Board has determined that Mr. Peters qualifies as an “audit committee financial expert” as that term is defined by rules of the SEC.
Compensation Committee
The Company has a standing Compensation Committee, which consists of Mr. Hart-Chairman and Mr. Buzby, both of whom are independent directors under NASDAQ listing standards as set forth above. The Compensation Committee does not have a written charter.
The Compensation Committee, among other things, reviews and approves the compensation and incentive arrangements for the Company's Chief Executive Officer and Executive Chairman (without the presence of the Company's Chief Executive Officer or Executive Chairman during deliberations) and for all other executive officers, reviews general compensation levels for other employees as a group, approves awards to be granted to eligible persons under the Company's stock plans, and takes such other actions as may be required in connection with the Company's compensation and incentive plans. The Chief Executive Officer periodically reviews the performance of each executive officer, other than himself, whose performance is periodically reviewed by the Compensation Committee. The conclusions reached and recommendations based on these reviews, including with respect to compensation adjustments and equity award amounts, are presented to or developed by the Compensation Committee. The Compensation Committee can exercise its discretion in modifying any recommended cash compensation adjustments or equity awards to executive officers. The Compensation Committee has not delegated its authority to others and has not utilized outside compensation consultants in determining compensation and incentive arrangements for any of the Company's executive officers.

Compensation for non-management directors is overseen by the full Board. The Board's process for reviewing and determining compensation of the non-management directors is described on page 24.
Nominating Committee
The Company has a standing Nominating Committee, which consists of Dr. Rayport-Chairman, Mr. Buzby, and Mr. Hart, all of whom are independent directors under NASDAQ listing standards. The Nominating Committee oversees the director nominations process and evaluates and recommends director candidates to the Board for nomination and election by the Company's stockholders. In evaluating director candidates, the Nominating Committee follows the general criteria described above in “Nomination of Directors/Director Presence at Annual Meetings.” The Nominating Committee charter is publicly available on our website at www.valueclick.com in the “Investors” section under “Corporate Governance.”
Board and Committee Meetings
During 2011, the Board held six meetings, the Compensation Committee held four meetings, the Audit Committee held eight meetings, and the Nominating Committee held one meeting. In 2011, each director attended or participated in approximately 90% or more of the number of meetings held by the Board and each of the committees on which the director served.
During 2011, the members of the Compensation Committee were Martin Hart and David Buzby, neither of whom are, or were, employees of the Company, or had any relationships with the Company requiring disclosure under Item 404 of Regulation S-K during fiscal 2011. None of our executive officers served on the compensation committee or board of directors of another entity whose executive officer(s) served on our Compensation Committee or Board.
Risk and Compensation Programs
Upon review and evaluation of its compensation policies and practices, including the 2011 Executive Incentive Compensation Plan performance metrics, the mix of variable and non-variable cash compensation, and the use of equity awards that align the interests of the recipients of such awards with the long-term interests of the Company's stockholders, the Company has determined that the risks arising from the compensation policies and practices are not reasonably likely to have a material adverse effect on the Company.
Related Party Transactions
Our Board has adopted written policies and procedures regarding related party transactions, as described in the Audit Committee Charter. The policies and procedures apply to transactions with any related person, which SEC rules define to include directors, director nominees, executive officers, beneficial owners of in excess of 5% of the outstanding shares of the Company's common stock, and their respective immediate family members. The Audit Committee Charter requires that all related party transactions, regardless of size, be approved by the Audit Committee. The Audit Committee's decision as to whether or not to approve a related party transaction is to be made in light of the Audit Committee's determination that consummation of the transaction is not contrary to our best interests and is on terms no less favorable to us than we could obtain from non-related parties. Any related party transaction approved by the Audit Committee must be disclosed to the Board.
During 2011, the Company was not a party to any transactions in which a related party had a material direct or indirect interest. There are no family relationships between any of our directors or executive officers.

Report of the Audit Committee of the Board of Directors
The Audit Committee of the Board of Directors has furnished the following report on Audit Committee matters:
Pursuant to its charter, the Audit Committee, consisting entirely of independent directors, is primarily responsible for overseeing and monitoring the accounting, financial reporting and internal controls practices of the Company. Its primary objective is to promote and preserve the integrity of the Company's consolidated financial statements and the independence and performance of the Company's independent registered public accounting firm. The Committee also oversees the performance of the Company's corporate governance function, the Company's compliance with legal and regulatory requirements, and the review and approval of any related party transactions.
It is important to note, however, that the role of the Audit Committee is one of oversight, and the Committee relies, without independent verification, on the information provided to it and the representations made by management, the Company's corporate governance personnel and the Company's independent registered public accounting firm. Management retains direct responsibility for the financial reporting process and the Company's system of internal controls.
In furtherance of its role, the Audit Committee has an annual agenda which includes periodic reviews of the Company's internal controls and of potential exposure for the Company such as litigation matters. The Audit Committee meets at least quarterly and reviews the Company's interim quarterly financial results and earnings releases prior to their publication.
The Audit Committee's policy, per its charter, is to pre-approve all audit and non-audit services provided by the Company's independent registered public accounting firm and other professional financial services providers. These services may include audit services, audit-related services, tax services, and other financial services. Pre-approval generally is provided for up to one year and any pre-approval is detailed as to the particular service or category of services and generally is subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chairman when expedition of services is necessary. The Company's independent registered public accounting firm and management report annually to the Audit Committee regarding the extent of services provided by the Company's independent registered public accounting firm in accordance with this pre-approval, and the related fees for the services performed. All of the audit, audit-related, tax, and other financial services provided by PricewaterhouseCoopers LLP in 2011 and related fees were approved in accordance with the Audit Committee's charter.
The Audit Committee has reviewed and discussed with management (i) the audited consolidated financial statements of the Company for the year ended December 31, 2011, (ii) the Company's evaluation of the effectiveness of its internal control over financial reporting as of December 31, 2011, and (iii) the related opinions by the Company's independent registered public accounting firm. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee also has received written disclosures and a letter from PricewaterhouseCoopers LLP as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP the independence of that firm. Based upon these materials and discussions, the Audit Committee has recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.
Submitted by the Audit Committee of the Board of Directors
James R. Peters, Chairman
David S. Buzby
Jeffrey F. Rayport

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Compensation Objectives
This Compensation Discussion and Analysis, or "CD&A," reports on the Company's compensation principles and practices for its named executive officers ("NEOs"), whose actual compensation for 2011 is set forth in the Summary Compensation Table following this CD&A.
The objectives of our executive compensation policies and practices are to:

•	Provide competitive compensation that supports the Company's business strategies;

•	Attract, retain and motivate over the long-term, high-quality and productive individuals by maintaining competitive compensation relative to other companies in the marketplace;

•	Focus our executives on achieving financial and operational goals that are tied to defined performance objectives, with the ultimate objective of improving stockholder value; and

•	Align management and stockholder interests through grants of equity-based awards.
2011 Executive Compensation Components
The compensation components for our NEOs include base salary, performance-based cash incentive compensation and, from time to time, grants of equity awards, as well as the standard benefits available to all full-time Company employees. Our NEOs are also eligible for additional post-termination benefits in the event of a termination of employment in connection with a change in control of the Company under certain circumstances as described below.
The Compensation Committee has not established formal policies or guidelines with respect to the mix of base salary, performance-based cash incentive compensation and equity awards to be paid or awarded to our NEOs, nor has it established formal policies or guidelines with respect to the frequency of reviewing base salary and performance-based cash incentive compensation levels or the frequency of making grants of equity awards to our NEOs. The Compensation Committee has not utilized benchmarking when making decisions regarding the base salary, cash incentive compensation and equity awards for the Company's NEOs. Accordingly, no particular percentile in comparison with peers has been established as a target level for any of these components or total compensation.
Instead, the Compensation Committee members use their general business knowledge, which includes their external business experience, when making compensation decisions. In general, the Compensation Committee believes that the largest component of the compensation for our NEOs and other senior members of management should be based on corporate performance and seeks to link performance-based cash incentive compensation with measurable Company financial objectives to align the interests of our NEOs with our stockholders. Additionally, the Compensation Committee views equity awards as performance-based compensation as our NEOs receive greater value if the price of the Company's common stock appreciates.
Base Salary
The Company pays base salaries at levels believed to be necessary to attract and retain our NEOs. In setting and modifying base salary levels for our NEOs, the Compensation Committee takes into broad consideration job responsibilities, tenure with the Company and the Company's historical salary levels for that position.

The following summarizes the base salary levels of our NEOs during 2011:

Name and Title	Beginning Base Salary	Ending Base Salary	Date of Salary Increase
James R. Zarley, Chief Executive Officer and Director	$450,000	$450,000	Not applicable
John Pitstick, Chief Financial Officer	$300,000	$300,000	Not applicable
Carl White, Chief Executive Officer—Europe	£200,000	£200,000	Not applicable
Peter Wolfert, Chief Technology Officer	$325,000	$325,000	Not applicable
Scott Barlow, Vice President and General Counsel	$325,000	$325,000	Not applicable
No increases in base salaries were provided to the NEOs during 2011 or 2010 as the Compensation Committee determined that the base salaries of our NEOs were appropriate.
Performance-Based Cash Incentive Compensation
The 2011 Executive Incentive Compensation Plans ("2011 EIC Plans") for our NEOs required achievement by the Company of certain quarterly revenue and earnings targets. Payments associated with achieving revenue targets were equally weighted with payments associated with achieving earnings targets, and the achievement/non-achievement of either the revenue or earnings target did not impact the amounts earned related to the other target. The Compensation Committee utilized revenue and earnings targets in the 2011 EIC Plans because it believes that these metrics are key factors in creating long-term stockholder value.
The 2011 EIC Plans had a tiered structure whereby increased levels of performance above the threshold target would result in greater payouts up to a specified maximum. The 2011 EIC Plans did not have a guaranteed minimum payment, so it was possible that performance could have resulted in no incentive payments being made to our NEOs.
Earnings targets under the 2011 EIC Plans for Messrs. Zarley, Pitstick, Wolfert, and Barlow were based on a measure of consolidated adjusted-EBITDA which, for purposes of the 2011 EIC Plans, is defined as net income before interest, income taxes, depreciation, amortization, stock-based compensation, and acquisition-related costs. The revenue and earnings targets for Messrs. Zarley, Pitstick, Wolfert, and Barlow were based on the Company's consolidated results as these individuals had oversight responsibilities that covered the entire Company.
Mr. White's 2011 EIC plan was weighted based upon the achievement of the following factors: 45% on European income from operations before corporate overhead; 45% on European total revenue; and 10% on consolidated revenue. Mr. White's targets are primarily based on European operations because he is the executive primarily responsible for the Company's European operations.
The Compensation Committee structured the 2011 EIC Plans such that the maximum potential payments under the plan for Mr. Zarley was $585,000 or 130% of his respective base salary; the maximum potential payments for Messrs. Pitstick, Wolfert and Barlow were $325,000, or 108%, 100% and 100% of their respective base salaries; and the maximum potential payment for Mr. White was £130,000, or 65% of his base salary. The Compensation Committee believes the significant percentage of performance-based cash compensation relative to base salaries is consistent with the objective of linking a significant portion of our NEOs' total compensation, including cash compensation, to Company performance. The employment agreements with our NEOs do not specify the minimum amount of incentive compensation that our NEOs are eligible to achieve. The higher relative percentage of base salary for Mr. Zarley is due to his more senior position within the Company.
The following table summarizes the consolidated revenue and earnings targets, excluding the impact from the Greystripe and Dotomi acquisitions in the second and third quarters of 2011, and including the impact of these acquisitions in the fourth quarter, followed by the related quarterly payout amounts, under the 2011 EIC Plans for Messrs. Zarley, Pitstick, Wolfert, and Barlow at various achievement levels, including: the minimum threshold achievement level in order to qualify for any payment; the maximum achievement level; and the midpoint which represents the target achievement level.
Notwithstanding the targets and formulas contained in the EIC Plans, the Compensation Committee maintains the discretion to grant incentive compensation other than in connection with the attainment of certain targets. No such discretionary payments were approved for 2011 or 2010.

	Minimum Threshold(1)		Mid Point(1)		Maximum Achievement(1)		Actual Results(1)
	Revenue	Earnings	Revenue	Earnings	Revenue	Earnings	Revenue	Earnings
Performance Targets by Tier (in millions)
First Quarter 2011	$98.4	$27.9	$107.0	$30.3	$117.7	$33.3	$116.5	$35.1
Second Quarter 2011	$104.0	$28.9	$113.0	$31.4	$124.3	$34.5	$121.3	$36.4
Third Quarter 2011	$110.4	$31.5	$120.0	$34.2	$132.0	$37.6	$121.5	$35.2
Fourth Quarter 2011	$158.2	$48.8	$172.0	$53.0	$189.2	$58.3	$182.6	$62.7

	Minimum Threshold		Mid Point		Maximum Achievement		Maximum Potential Annual Payout
	Revenue	Earnings	Revenue	Earnings	Revenue	Earnings
Potential Quarterly Payout Amounts
James R. Zarley	$22,500	$22,500	$56,250	$56,250	$73,125	$73,125	$585,000
John Pitstick	$12,500	$12,500	$31,250	$31,250	$40,625	$40,625	$325,000
Peter Wolfert	$12,500	$12,500	$31,250	$31,250	$40,625	$40,625	$325,000
Scott Barlow	$12,500	$12,500	$31,250	$31,250	$40,625	$40,625	$325,000
_____________________
(1) Excluding the impact from the acquisitions of Greystripe and Dotomi in the second and third quarters of 2011.
The following table summarizes the revenue and earnings targets for the Company's European operations under the 2011 EIC Plans for Mr. White:

	Minimum Threshold		Mid Point		Full Achievement		Actual Results
	Revenue	Earnings	Revenue	Earnings	Revenue	Earnings	Revenue	Earnings
Performance Targets by Tier (in millions)
First Quarter 2011	$22.0	$4.8	$23.6	$5.1	$26.0	$5.7	$26.6	$5.4
Second Quarter 2011	$22.9	$4.9	$24.6	$5.3	$27.0	$5.8	$27.9	$6.6
Third Quarter 2011	$22.6	$5.0	$24.3	$5.4	$26.7	$5.9	$28.2	$6.9
Fourth Quarter 2011	$27.0	$6.9	$29.0	$7.4	$31.9	$8.2	$30.3	$8.6

	Minimum Threshold		Mid Point		Full Achievement		Maximum Annual Payout
	Revenue	Earnings	Revenue	Earnings	Revenue	Earnings
Quarterly Payout Amounts	£5,500	£4,500	£13,750	£11,250	£17,875	£14,625	£130,000
Actual payouts under the 2011 EIC Plans for the NEOs in 2011 are shown in the Summary Compensation Table appearing on page 17. The quarterly targets were achieved, in general, between the mid-point and maximum achievement targets.
Equity Awards
Restricted Stock Awards
The Company utilizes stock plans to provide our NEOs with incentives to maximize long-term stockholder value. Prior to 2008, awards under these plans took the form of stock option grants. Since 2008, the Company has utilized restricted stock awards. In 2011, the Company granted 40,000 restricted stock awards to each of the Company's NEOs. All restricted stock awards granted in 2011 and prior, including those granted to non-executive employees, vest over a four-year period from the date of grant and vest immediately upon the occurrence of a change in control. Effective February 2012, the change in control provision for newly issued restricted stock grants was amended so that 50 percent of the unvested shares shall immediately become vested shares upon the consummation of a change in control transaction with the remaining 50 percent to vest upon the earlier of (a) the original vesting schedule of the shares or (b) the twelve month anniversary of the date of consummation of the change in control transaction.
As noted above, the Compensation Committee has not utilized benchmarking when making decisions regarding the levels of stock awards granted to the Company's NEOs. In addition, when determining the number of shares subject to stock awards for NEOs, the Compensation Committee does not determine the number of shares to be awarded based upon a specific dollar value thereof, nor has it utilized other financial models. Rather, the Compensation Committee takes into broad consideration job responsibilities, tenure with the Company, the Company's historical levels of stock awards for that position, and the number and exercise price of prior stock awards for each NEO. The Compensation Committee also considers the amount of shares available under the 2002 Stock Plan as well as the financial statement impact of stock awards. Equity awards are generally granted at the regularly scheduled quarterly meetings of the Compensation Committee. The grants made are at the discretion of the Compensation Committee using the factors noted above.
Employee Stock Purchase Plan
In order to foster increased stock ownership by employees generally, the Company established its Employee Stock Purchase Plan ("ESPP") in September 2007. The ESPP allows all employees and officers to purchase shares of the Company's common stock through payroll deductions of up to 20 percent of their annual, eligible compensation up to a maximum of $15,000 per year. The price of common stock purchased under the ESPP is equal to 85 percent of the lower of the fair market value of the common stock on the commencement date of each twelve-month offering period or the specified purchase date. During 2011, all of the NEOs participated in the ESPP.
Benefits
We provide various employee benefit programs to our NEOs, including medical, dental, life, and disability insurance benefits, which are generally available to all full-time employees of the Company. We also sponsor a tax-qualified 401(k) savings plan pursuant to which eligible employees paying U.S. taxes on a non-discriminatory basis are able to contribute a portion of their base salaries up to the limit prescribed by the Internal Revenue Service. We provide for discretionary matching contributions equal to 50% of the first 4% of base salary contributed. All employee contributions to the 401(k) savings plan are fully vested upon contribution. Our matching contributions are vested based on the employee's years of service.
Perquisites
Other than a car allowance for Mr. White, which is customary practice in Europe, we do not provide any additional perquisites or executive-level benefit programs to our NEOs.
Compensation Arrangements Relating to Termination of Employment
The only contractual severance benefits to which the named executive officers are entitled are severance benefits upon a termination in connection with a change in control. We view change in control provisions for our NEOs as an important tool to align their interests with the interests of our stockholders insofar as it allows our NEOs to focus on stockholder interests when considering strategic alternatives. The change in control benefits provided to our NEOs do not affect our decisions regarding other compensation elements; rather they are one tool we use to ensure we can attract and retain our NEOs. The structure of the change in control provisions for our NEOs as described below has evolved over time and is based upon the Compensation Committee's determination of what is appropriate (based upon their external business experience) for a publicly-traded company of our size and complexity.
The employment agreements with our NEOs provide certain compensation if their employment is terminated without cause in connection with the occurrence of a change in control of the Company or upon an occurrence of a constructive termination following a change in control (hereafter referred to as "a double-trigger event"). Other than the acceleration of vesting of restricted stock awards, which is provided to all holders of the Company's restricted stock, no severance or other benefits are provided under the employment agreements solely upon the occurrence of a change in control. These employment agreements were last amended on February 7, 2008 and provide for the following benefits upon a double-trigger event:

(a)	the payment of one year's base salary;

(b)	the vesting of 100% of all outstanding equity awards; and

(c)	a tax gross-up payment to reimburse the NEO for any golden parachute excise taxes that may be imposed by the Internal Revenue Service ("IRS") as a result of (a) and (b).
We do not provide for contractual severance benefits upon termination of employment other than in connection with a change in control and double-trigger event as we favor an "at will" employment approach that gives flexibility to the Company should we determine that termination of an NEO's employment is in the best interests of the Company.
Deductibility of Executive Compensation
The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code, which disallows a Federal income tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for the chief executive officer and the other NEOs (excluding the chief financial officer), respectively, unless such compensation meets the requirements for the "performance-based" exception to Section 162(m).
In 2011, three of our NEOs' compensation exceeded the $1 million limitation on deductible compensation as a result of certain compensation structures that were deemed non-performance-based under Section 162(m). The 2011 EIC Plans were not submitted for stockholder approval, and all compensation paid under the 2011 EIC Plans was accordingly subject to the $1 million limitation. The Compensation Committee has decided not to submit the 2012 EIC Plans for stockholder approval at the Annual Meeting or to take any other action to limit or restructure the elements of cash compensation payable to our NEOs. In addition, the deductibility of any compensation in connection with restricted stock awards will also be subject to the $1 million limitation per covered NEO. For the year ended December 31, 2011, the total amount of compensation that will not be deductible pursuant to Section 162(m) of the Internal Revenue Code is set forth in the table below.

Total Amount of Compensation Not Deductible
James R. Zarley	$902,125
Peter Wolfert	$962,031
Scott Barlow	$540,687
The Compensation Committee believes that in establishing the cash and equity incentive compensation programs for our NEOs, the potential deductibility of the compensation payable under those programs should be only one of several factors taken into consideration and not the sole governing factor. For that reason, the Compensation Committee may deem it appropriate to continue to provide one or more executive officers with the opportunity to earn incentive compensation, whether through cash or equity incentive programs, which may be in excess of the amount deductible pursuant to Section 162(m) or other provisions of the Internal Revenue Code.
Advisory Vote on Executive Compensation for 2010
In connection with the proxy statement for the 2011 Annual Meeting of Stockholders, 73% of the Company's stockholders approved, on an advisory basis, the compensation of the NEOs as described in the prior year proxy statement. Due to the high approval level, the Compensation Committee did not believe that significant changes were required to the Company's compensation principles and practices for its NEOs.
Compensation Committee Report
The Compensation Committee of the Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.
Submitted by the Compensation Committee of the Board of Directors
David S. Buzby
Martin T. Hart

SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation paid to or earned by each of our NEOs for the year ended December 31, 2011.

Name and Principal Position	Year	Salary ($)	Stock Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
James R. Zarley	2011	450,000	573,600	545,625	4,900	1,574,125
Chief Executive Officer	2010	450,000	463,500	516,511	4,900	1,434,911
and Director	2009	450,000	—	516,019	6,375	972,394
John Pitstick	2011	300,000	573,600	303,125	4,900	1,181,625
Chief Financial Officer	2010	300,000	463,500	286,950	4,900	1,055,350
	2009	300,000	—	286,678	4,900	591,578
Carl White(4)	2011	320,872	573,600	203,279	25,670	1,123,421
Chief Executive Officer—	2010	309,266	463,500	181,757	24,741	979,264
Europe	2009	313,186	—	124,898	25,055	463,139
Peter Wolfert	2011	325,000	573,600	303,125	4,900	1,206,625
Chief Technology Officer	2010	325,000	463,500	286,950	4,900	1,080,350
	2009	325,000	—	286,678	4,900	616,578
Scott Barlow(5)	2011	325,000	573,600	303,125	4,900	1,206,625
Vice President and	2010	325,000	463,500	286,950	4,900	1,080,350
General Counsel
________________________

(1)
The amounts included in the Stock Awards column represent the aggregate grant date fair value of the awards made to NEOs in the years shown, computed in accordance with FASB ASC Topic 718. The value ultimately realized by the executive upon the vesting of the award(s) may or may not be equal to the amounts included above. The estimated fair value of restricted stock awards was determined based on the fair value of the Company's common stock on the date of the grant.

(2)
These amounts reflect cash compensation earned under the EIC Plans for each year. The 2011 EIC Plans are described in the Compensation Discussion and Analysis section under the heading "Performance-Based Cash Incentive Compensation."

The following table sets forth the quarterly cash compensation earned by each NEO under the 2011 EIC Plans:

	1st Quarter 2011	2nd Quarter 2011	3rd Quarter 2011	4th Quarter 2011	Total Fiscal Year 2011
James R. Zarley	140,625	140,625	123,750	140,625	545,625
John Pitstick	78,125	78,125	68,750	78,125	303,125
Carl White	50,357	53,245	50,390	49,286	203,278
Peter Wolfert	78,125	78,125	68,750	78,125	303,125
Scott Barlow	78,125	78,125	68,750	78,125	303,125

(3)
With the exception of Mr. White, these amounts represent matching contributions made by the Company under the Company's 401(k) savings plan. The amount attributable to Mr. White reflects Company matching contributions of $16,044 made under a defined contribution plan regulated in the United Kingdom and a car allowance of $9,626 in 2011.

(4)
Salary and all other compensation amounts for Mr. White were converted from British Pounds to U.S. Dollars using the average currency exchange rates in effect during 2011 equal to £1 British Pound to $1.60 U.S. Dollars. Non-equity incentive plan compensation amounts for Mr. White were converted from British Pounds to U.S.

Dollars based on the average currency exchange rates in effect on the dates of payments: May 20, 2011 conversion rate of £1 British Pound to $1.62 U.S. Dollars, August 19, 2011 conversion rate of £1 British Pound to $1.65 U.S. Dollars, November 18, 2011 conversion rate of £1 British Pound to $1.57 U.S. Dollars, and February 20, 2012 conversion rate of £1 British Pound to $1.58 U.S. Dollars.

(5)	Because Mr. Barlow was not a named executive officer for 2009, in accordance with SEC rules, only information for 2011 and 2010 is being disclosed.

GRANTS OF PLAN-BASED AWARDS
FOR THE YEAR ENDED DECEMBER 31, 2011

					All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards (5)($)
		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)
Name	Grant Date	Threshold (2)($)	Target (3)($)	Maximum (4)($)
James R. Zarley	—	180,000	450,000	585,000	—	—
	2/10/2011	—	—	—	40,000	573,600
John Pitstick	—	100,000	250,000	325,000	—	—
	2/10/2011	—	—	—	40,000	573,600
Carl White(6)	—	40,000	100,000	130,000	—	—
	2/10/2011	—	—	—	40,000	573,600
Peter Wolfert	—	100,000	250,000	325,000	—	—
	2/10/2011	—	—	—	40,000	573,600
Scott Barlow	—	100,000	250,000	325,000	—	—
	2/10/2011	—	—	—	40,000	573,600
_______________________

(1)
The amounts reported reflect the threshold, target and maximum performance-based cash incentive compensation amounts that could have been paid for 2011 under the 2011 EIC Plans. The types and weighting of the performance measures under the 2011 EIC Plans are described in the CD&A section of this Proxy Statement. Actual amounts earned under the 2011 EIC Plans are reflected in the Summary Compensation Table above. Future payouts in years subsequent to 2011 will be based on new threshold, target and maximum amounts that are determined by the Compensation Committee each year.

(2)
The threshold amount represents the amount that would have been earned under the 2011 EIC Plans had the minimum performance targets been achieved. If performance was below the threshold targets, no amounts would have been earned.

(3)	The target amount represents the amount that would have been earned under the 2011 EIC Plans if actual performance fell at the approximate mid-point of the threshold targets and the maximum targets.

(4)	The maximum amount represents the highest possible amount that would have been earned under the 2011 EIC Plans had the maximum performance targets been achieved.

(5)
These amounts reflect the full grant date fair value for the restricted stock awards, as computed in accordance with FASB ASC Topic 718. The value ultimately realized by the executive upon the vesting of the award(s) may or may not be equal to the amounts included above. The estimated fair value of restricted stock awards was determined based on the fair value of the Company's common stock on the date of the grant.

(6)	Amounts related to estimated possible payments under non-equity incentive plan awards are in British Pounds.

OUTSTANDING EQUITY AWARDS
AT DECEMBER 31, 2011

The following table sets forth certain information regarding outstanding equity awards for each of our NEOs as of December 31, 2011.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)
James R. Zarley	343,750	—	$12.87	7/28/2015	—		—
	—	—	—	—	110,000	(2)	$1,791,900
John Pitstick	11,925	—	$10.80	4/19/2015	—		—
	25,000	—	$16.88	10/27/2015	—		—
	—	—	—	—	110,000	(2)	$1,791,900
Carl White	6,250	—	$9.20	10/23/2013	—		—
	15,625	—	$7.16	8/4/2014	—		—
	25,292	—	$10.80	4/19/2015	—		—
	—	—	—	—	110,000	(2)	$1,791,900
Peter Wolfert	—	—	—	—	110,000	(2)	$1,791,900
Scott Barlow	—	—	—	—	110,000	(2)	$1,791,900
_______________________

(1)	Market value calculated based on the closing price of $16.29 of our common stock on December 30, 2011, the last trading day of 2011.

(2)
Consists of: (a) a restricted stock award for 50,000 shares of ValueClick, Inc. common stock, the unvested portion of which vests at the remaining 12.5% on June 3, 2012; (b) a restricted stock award for 100,000 shares of ValueClick, Inc. common stock, the unvested portion of which vests at 25% on May 10, 2012, and the remaining 12.5% on October 23, 2012; (c) a restricted stock award for 50,000 shares of ValueClick, Inc. common stock, the unvested portion of which vests at 25% on August 9, 2012, 25% on August 9, 2013, and the remaining 12.5% on February 9, 2014; and, (d) a restricted stock award for 40,000 shares of ValueClick, Inc. common stock, the unvested portion of which vests at 25% on August 10, 2012, 25% on August 10, 2013, 25% on August 10, 2014, and the remaining 12.5% on February 10, 2015.

OPTION EXERCISES AND STOCK VESTED FOR THE YEAR ENDED DECEMBER 31, 2011

The following table sets forth information concerning stock options that were exercised and stock awards that vested during the year ended December 31, 2011 for each of the Company's NEOs.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercises ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
James R. Zarley	—	$—	55,000	$906,500
John Pitstick	25,000	$38,767	55,000	$906,500
Carl White	—	$—	55,000	$906,500
Peter Wolfert	41,875	$611,406	55,000	$906,500
Scott Barlow	14,000	$82,541	55,000	$906,500
_______________________

(1)	The value realized on vesting of the stock awards was calculated by multiplying the fair market value of the Company's common stock on the vesting date by the number of shares that vested.

BENEFITS UPON TERMINATION OR CHANGE IN CONTROL
As further described in the CD&A section above, we have entered into employment agreements with all of our NEOs that provide certain additional compensation if their employment with us is terminated without cause following the occurrence of a change in control of the Company or upon an occurrence of a constructive termination following a change in control. The employment agreements with the Company's NEOs do not require any additional benefits upon termination not in connection with a change in control.
A “change in control” of the Company is generally defined in these employment agreements to have occurred upon consummation of any one of the following:

(i)	a sale, lease or other disposition of all or any material portion of the assets of the Company;

(ii)
a merger, consolidation or other reorganization in which the Company is not the surviving corporation and the stockholders of the Company immediately prior to the merger, consolidation or other reorganization fail to possess direct or indirect beneficial ownership of more than fifty percent (50%) of the voting power of the securities of the surviving corporation; or

(iii)
a merger, consolidation or other reorganization in which the Company is the surviving corporation and the stockholders of the Company immediately prior to such merger, consolidation or other reorganization fail to possess direct or indirect beneficial ownership of more than fifty percent (50%) of the voting power of the securities of the Company.

A “constructive” termination is defined as a material reduction, without the NEO's written consent, in his then-current base salary or, for Messrs. Zarley, Pitstick, Wolfert, and Barlow, a relocation of his principal place of employment outside the contiguous 48 states of the United States of America. “Cause” is generally defined as the final conviction of a felony or a crime involving moral turpitude, the refusal to comply with reasonable directives of the Board, negligence, recklessness, willful misconduct or failure to perform duties, misconduct materially negatively affecting the Company's reputation, or violation of the Company's policies.
Benefits Upon Termination
Regardless of the manner in which an NEO's employment terminates, he will be entitled to receive amounts earned during his term of employment. Such amounts include:

•	earned but unpaid salary;

•	performance‑based cash incentive compensation earned for recently completed fiscal periods;

•	employer‑contributed amounts accrued and vested through the Company's 401(k) savings plan;

•	unused vacation pay; and

•	vested and exercisable equity awards under the Company's stock option plans.
No additional compensation is provided to an NEO if his employment with the Company is terminated for reasons of cause, death, disability, and voluntary termination.
Upon a termination without cause by the Company or upon the occurrence of a constructive termination, in each case in connection with a change in control, in addition to the benefits already earned during the term of employment listed above, each NEO would be entitled to receive a lump sum payment equal to one year of base salary. Additionally, 100% of the then outstanding unvested stock and option awards belonging to each NEO would be subject to immediate and full vesting. Further, each NEO is entitled to receive gross up payments in the event that payments to him trigger an excise tax pursuant to Section 4999 of the Internal Revenue Code.
The following table describes, based upon the employment agreements currently in place with our NEOs, the potential payments and benefits due to our NEOs upon constructive termination or termination without cause following a change in control of the Company, as further explained in the footnotes below, assuming such termination was effective as of December 31, 2011. Payments due to our NEOs upon any other termination are also presented below.

	Constructive Termination or Termination Without Cause Following a Change in Control			Any Other Termination
			Tax Gross-Up Payments
Name	Salary	Equity Awards(1)		Salary	Option Grants
James R. Zarley	$450,000	$1,791,900	—	—	—
John Pitstick (2)	$300,000	$1,791,900	—	—	—
Carl White	£200,000	$1,791,900	—	—	—
Peter Wolfert	$325,000	$1,791,900	—	—	—
Scott Barlow	$325,000	$1,791,900	—	—	—
_____________________

(1)
Includes amounts related to acceleration of vesting of restricted stock awards. The amount attributable to restricted stock awards is calculated as the number of unvested restricted stock awards as of December 31, 2011 multiplied by the closing price of the Company's common stock on December 30, 2011, the last trading day of the year.

(2)	Effective February 1, 2012, Mr. Pitstick's annual base salary was increased to $325,000.
Benefits Related Solely to a Change in Control
In accordance with the terms of the Company's restricted stock awards granted prior to February 2012 with all employees, all unvested restricted stock awards held by our NEOs vest upon a change in control, regardless of whether the NEO's employment is terminated. The value of such change in control benefit is equal to the Equity Awards value provided in the above table. Effective February 2012, the change in control provision for newly issued restricted stock grants was amended so that 50 percent of the unvested shares shall immediately become vested shares upon the consummation of a change in control transaction with the remaining 50 percent to vest upon the earlier of (a) the original vesting schedule of the shares or (b) the twelve month anniversary of the date of consummation of the change in control transaction.

DIRECTOR COMPENSATION
The Company uses a combination of cash and equity awards to attract and retain qualified candidates to serve on the Company's Board. In setting director compensation, consideration is given to, among other factors, the amount of time that directors spend fulfilling their duties as a director, including committee assignments.
Cash Compensation Paid to Board Members
Cash compensation paid to non-management directors is reviewed annually by the Board and any changes thereto are generally effective beginning on July 1st of that year and ending on June 30th of the following year. The Board does not delegate decisions regarding non-management director compensation and does not utilize outside consultants when setting compensation levels for non-management directors. As of July 1, 2011, non-management directors are entitled to receive the following annual cash compensation:

Annual Cash Compensation
Board Service	$25,000
Committee Membership	$5,000
Audit Committee Chairman	$20,000
Compensation Committee Chairman	$7,500
Nominating Committee Chairman	$7,500
Annual cash compensation for the above roles remained unchanged during 2010 and 2011. The Company also reimburses each non-management director for travel and related expenses incurred in connection with attendance at Board and Board Committee meetings. Employees who also serve as directors receive no additional compensation for their services as a director.
Stock-Based Compensation
From time to time, the non-management directors are granted equity awards in addition to their cash compensation. The timing and amount of such grants are at the discretion of the Board. In 2011, each non-management director received one restricted stock award grant totaling 12,000 shares. The stock award was granted on February 10, 2011 for 12,000 shares each with a fair market value of $14.34 per share and a four year vest schedule with 12.5% vesting on August 10, 2011, 25% vesting on August 10, 2012, 25% vesting on August 10, 2013, 25% vesting on August 10, 2014, and the remaining 12.5% vesting on February 10, 2015.
2011 Director Compensation
The following table sets forth the compensation earned by each of the Company's non-management directors for the year ended December 31, 2011.

Name and Principal Position	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Option Awards(2) ($)	All Other Compensation(3) ($)	Total ($)
David S. Buzby, Director	40,000	172,080	—	23,916	235,996
James A. Crouthamel, Director	25,000	172,080	—	—	197,080
Martin T. Hart, Director	37,500	172,080	—	—	209,580
James R. Peters, Director	45,000	172,080	—	—	217,080
Jeffrey F. Rayport, Director	38,333	172,080	—	35,000	245,413
John Giuliani, President - Dotomi and Director (4)	—	918,000	1,491,757	—	2,409,757
____________________

(1)
These amounts reflect the full grant date fair value for the restricted stock awards, as computed in accordance with FASB ASC Topic 718. The value ultimately realized by the non-management directors upon the vesting of the award(s) may or may not be equal to the amounts included above. The estimated fair value of restricted stock awards was determined based on the fair value of the Company's common stock on the date of the grant. As of December 31, 2011, each non-management director has 22,875 shares of unvested restricted stock awards outstanding.

(2)
There were no stock option awards granted to non-management directors in the fiscal year ended December 31, 2011. As of December 31, 2011, each director has the following number of stock options outstanding: David S. Buzby—25,000; and, Jeffrey F. Rayport—57,500. Messrs. Crouthamel, Hart and Peters have no outstanding stock options as of December 31, 2011.

(3)
The amount attributable to Mr. Buzby reflects health premiums of $23,916 paid by the Company. The amount attributable to Mr. Rayport represents fees earned related to a speaking engagement at the Company's annual publisher conference.

(4)
Mr. Giuliani serves as president of the Company's Dotomi division. Mr. Giuliani is an executive officer, other than a named executive officer, who does not receive any additional compensation for services provided as a director. Mr. Giuliani's annual base salary is $400,000. In 2011, Mr. Giuliani received a restricted stock award grant totaling 60,000 shares with a fair market value of $15.30 per share and a four year vest schedule with 12.5% vesting on February 29, 2012, 25% vesting on February 28, 2013, 25% vesting on February 28, 2014, 25% vesting on February 28, 2015, and the remaining 12.5% vesting on August 31, 2015. The option awards valued at $1,491,757 reflects the estimated fair value of 105,117 shares of stock options assumed in the Dotomi acquisition on August 31, 2011.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of the shares of our common stock as of March 9, 2012, except as noted in the footnotes below, by:

•	Each person who we know to be the beneficial owner of 5% or more of our outstanding common stock;

•	Each named executive officer;

•	Each of our directors; and

•	All of our directors and executive officers as a group.
Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to stock options held by that person that are currently exercisable or that will become exercisable within sixty days after March 9, 2012, are deemed to be beneficially owned by the person, even if the options have not actually been exercised, and are deemed to be outstanding for the purpose of computing the percentage ownership of that person. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. In addition, beneficial ownership also includes shares of restricted common stock held by a person that are unvested as of March 9, 2012 and that are therefore subject to forfeiture in the event that the person is not continuously employed by the Company if he is an executive officer, or the person terminates his service with the Company if he is a director prior to the vesting date. Unvested restricted stock awards have voting rights. As of March 9, 2012, 80,589,751 shares of our common stock were issued and outstanding. Unless otherwise indicated in the footnotes below, and subject to community property laws where applicable, each of the named persons have sole voting and investment power with respect to the shares shown as beneficially owned. Unless otherwise indicated, the address of the beneficial owner below is c/o ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, California 91362.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percent
Directors and Named Executive Officers:
James R. Zarley(1)	1,147,692	1.4%
John Pitstick(2)	247,503	*
Carl White(3)	244,485	*
Peter Wolfert(4)	231,425	*
Scott Barlow(4)	171,348	*
John Giuliani(5)	2,339,347	2.9%
Martin T. Hart(6)	231,506	*
David S. Buzby(7)	128,762	*
James R. Peters(6)	64,000	*
Jeffrey F. Rayport(8)	295,553	*
James A. Crouthamel(6)	74,000	*
All Directors and Named Executive Officers as a group (12 persons)		6.4%
5% Stockholders:
Systematic Financial Management, L.P.(9)	6,158,742	7.6%
BlackRock, Inc.(10)	5,742,427	7.1%
Invesco Ltd.(11)	5,040,543	6.3%
Wellington Management Company, LLP(12)	4,380,675	5.4%
The London Company(13)	4,463,861	5.5%
______________________

*	Less than 1%

(1)
Includes 343,750 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from March 9, 2012 and 160,000 shares of restricted common stock that are unvested as of March 9, 2012.

(2)
Includes 36,925 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from March 9, 2012 and 160,000 shares of restricted common stock that are unvested as of March 9, 2012.

(3)
Includes 47,167 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from March 9, 2012 and 160,000 shares of restricted common stock that are unvested as of March 9, 2011.

(4)	Includes 160,000 shares of restricted common stock that are unvested as of March 9, 2012.

(5)
Includes 105,117 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from March 9, 2012 and 102,500 shares of restricted common stock that are unvested as of March 9, 2012.

(6)	Includes 34,875 shares of restricted common stock that are unvested as of March 9, 2012.

(7)
Includes 25,000 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from March 9, 2012 and 34,875 shares of restricted common stock that are unvested as of March 9, 2012.

(8)
Includes 57,500 shares of common stock issuable upon exercise of stock options which are presently exercisable or will become exercisable within sixty days from March 9, 2012 and 34,875 shares of restricted common stock that are unvested as of March 9, 2012.

(9)
Number of shares beneficially owned as of December 31, 2011 based on Schedule 13G filed with the SEC on February 15, 2012. The address of Systematic Financial Management, L.P. is 300 Frank W. Burr Blvd., Glenpointe East, 7th Floor, Teaneck, NJ 07666.

(10)	Number of shares beneficially owned as of December 31, 2011 based on Schedule 13G/A filed with the SEC on February 13, 2012. The address of BlackRock, Inc. is 40 East 52nd Street, New York, NY 10022.

(11)	Number of shares beneficially owned as of December 31, 2011 based on Schedule 13G filed with the SEC on February 14, 2012. The address of Invesco Ltd. is 1555 Peachtree Street NE, Atlanta, GA 30309.

(12)
Number of shares beneficially owned as of December 31, 2011 based on Schedule 13G filed with the SEC on February 14, 2012. The address of Wellington Management Company, LLP is 280 Congress Street, Boston, MA 02210.

(13)
Number of shares beneficially owned as of February 29, 2012 based on Schedule 13G filed with the SEC on February 29, 2012. The address of The London Company is 1801 Bayberry Court, Suite 301, Richmond, VA 23226.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires ValueClick's executive officers and directors, and persons who beneficially own more than 10% of a registered class of ValueClick equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or Form 5 with the SEC. Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish ValueClick with copies of all Section 16(a) forms that they file. Based solely on ValueClick's review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for such persons, ValueClick believes that, for the reporting period from January 1, 2011 to December 31, 2011, our executive officers, directors and greater than 10% stockholders complied with all of their reporting requirements under Section 16(a) for such year, except for the following transactions: Mr. Giuliani's election to the Company's Board on August 31, 2011 as a result of the Dotomi acquisition, for which a Form 3 was not filed until September 12, 2011; and the acquisition of stock by Mr. Giuliani on August 31, 2011, for which a Form 4 was not filed until September 14, 2011.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP, an independent registered public accounting firm, has audited the consolidated financial statements of the Company as of and for the years ended December 31, 2011, 2010 and 2009. No independent registered public accounting firm has been appointed for 2012 as the formal appointment of such firm typically occurs subsequent to the filing of this Annual Report. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they desire to do so, and the representatives are expected to be available to respond to appropriate questions. The Audit Committee has considered whether the provision of services by PricewaterhouseCoopers LLP, other than its respective audits of the consolidated financial statements of the Company and its respective reviews of the quarterly consolidated financial statements during these periods, is compatible with maintaining PricewaterhouseCoopers LLP's independence.
During 2011 and 2010, PricewaterhouseCoopers LLP provided the following services to ValueClick:

	2011 Fees	2010 Fees
Audit Fees	$2,186,000	$1,873,000
Audit-Related Fees	$183,000	$83,000
Tax Fees	$512,000	$666,000
All Other Fees	$2,000	$2,000
Audit Fees.    Fees for audit services provided by PricewaterhouseCoopers LLP for 2011 and 2010 include the annual audits, review of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-Q, review of documents filed with the SEC, and statutory audits that non-U.S. jurisdictions require.
Audit-Related Fees.    Fees for audit-related services provided by PricewaterhouseCoopers LLP consist of services related to agreed-upon procedures reports.
Tax Fees.    Fees for professional tax services provided by PricewaterhouseCoopers LLP in 2011 and 2010 consist of detailed tax studies, tax planning projects and tax compliance services.
All Other Fees.    Fees related to all other services provided by PricewaterhouseCoopers LLP in 2011 and 2010 consist of the licensing by the Company of an accounting research tool.

PROPOSAL 1
ELECTION OF DIRECTORS
ValueClick's bylaws provide that the authorized number of directors shall not be less than two (2) nor more than nine (9) with the exact number of directors to be fixed from time to time within such limits by action of our stockholders or Board. The authorized number of directors is currently set at seven directors. Based on the recommendation of the Nominating Committee, ValueClick's Board has nominated each of the seven persons listed below to be elected as directors to serve for a one-year term and until his successor is duly elected and qualified.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, "FOR" the election of the Board's seven director nominees below. Proxies cannot be voted for more than the seven named director nominees.
Each nominee for election has agreed to serve if elected, and ValueClick has no reason to believe that any director nominee will be unavailable to serve. If any director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote for any director nominee that the present Board may designate to fill the vacancy.
The biographies, and qualifications and experience, of ValueClick's nominees for directors are included above, under the heading "Executive Officers and Directors."
The names of the nominees, and certain information about them, are set forth below.
Nominees

Name	Age	Director Since	Position
James R. Zarley	67	1998	Director and Chief Executive Officer
John Giuliani	51	2011	Director and President - Dotomi
Martin T. Hart	76	1999	Chairman of the Board
David S. Buzby	52	1999	Director
James A. Crouthamel	47	2007	Director
James R. Peters	65	2007	Director
Jeffrey F. Rayport	52	2002	Director
Vote Required For Approval
A majority of the votes cast is required to elect each of the director nominees. This means that to be elected a nominee must receive more "for" votes than "against" votes.
Recommendation of the Board of Directors
        The Board of Directors recommends a vote "FOR" the election of each of the nominees of the Board of Directors as directors of the Company.

PROPOSAL 2
APPROVAL OF AMENDED AND RESTATED 2007 EMPLOYEE STOCK PURCHASE PLAN
The Company's 2007 Employee Stock Purchase Plan ("the "ESPP") was adopted by the Board of Directors (the "Board") and shareholders in 2007. The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code (the “Code”). The ESPP is intended to provide a convenient and practical means by which employees may participate in stock ownership of the Company. An aggregate of 1,500,000 shares of ValueClick common stock has been reserved for issuance under the ESPP. As of February 29, 2012, only 378,255 shares were available for purchase under the ESPP.
The Board of Directors believes that the ESPP promotes the interests of the Company and its shareholders by encouraging employees of the Company and participating subsidiaries to become shareholders, and therefore promotes the Company’s growth and success. The Board also believes that the opportunity to acquire a proprietary interest in the success of the Company through the acquisition of shares of common stock pursuant to the ESPP is an important aspect of the Company’s ability to attract and retain highly qualified and motivated employees. The Board believes that it is desirable and in the best interests of the Company and its shareholders to continue to provide employees of the Company and its participating subsidiaries with benefits under the ESPP and that additional shares must be reserved for use under the ESPP. Accordingly, on February 2, 2012, the Board approved, subject to shareholder approval, an amendment and restatement to the ESPP to reserve an additional 2,000,000 shares of ValueClick common stock for issuance under the ESPP. A copy of the ESPP, as proposed to be amended and restated, is attached to this proxy statement as Appendix A.
The following description of the ESPP is a summary of certain provisions and is qualified in its entirety by reference to Appendix A.
SUMMARY
The following is a summary of key ESPP provisions:

Effective Date of Amendment:	Subject to stockholder approval, the date of the Annual Meeting.
Shares Authorized:
If approved, an additional 2,000,000 shares of ValueClick common stock will be authorized and reserved for issuance under the ESPP resulting in a total of 3,500,000 common shares authorized and reserved for issuance under the ESPP.

Offering Period:	Twelve (12) months, or such other period as determined by the Board, not to exceed twenty-seven (27) months. The first Offering Period began on September 4, 2007.
Purchase Period:
Six (6) months, or such other period as determined by the Board. An Offering Period may consist of one or more Purchase Periods. Currently, each Offering Period consists of two Purchase Periods, the first one of which commences on the first trading day in September and ends on the last trading day in February and the second one of which commences on the first Trading Day in March and ends on the last Trading Day in August.

Purchase Price:
Employees participating in the ESPP may purchase a share of ValueClick’s common stock at the end of each Purchase Period at 85 percent of the lesser of (i) the fair market value of a share of ValueClick’s common stock on the first day of the Offering Period, or (ii) the fair market value of a share of ValueClick’s common stock on the last day of the Purchase Period.

Participation Limits:
Under specific rules set forth in the Code and accompanying Treasury regulations, an employee’s right to purchase common stock under the ESPP may not accrue at a rate which exceeds $25,000 per year (measured using the fair market value of ValueClick’s common stock as of the offering date). In addition, the Board has established a lower threshold of $7,500 per Purchase Period that may be contributed as a means to ensure that executive officers of the Company and other highly compensated employees do not receive a disproportionate share of the benefit of the ESPP relative to other eligible employees.

Other Material Features of the ESPP
Eligibility. Employees of ValueClick and our designated subsidiaries as of the first trading day of a given Offering

Period to purchase common stock of ValueClick (an “Offering Date”) are eligible provided that they have satisfied the minimum employment period established for the ESPP. Currently, an employee must be actively employed ten days before an Offering Date in order to be eligible to participate in the ESPP. In addition, an employee will not be eligible to participate in the ESPP if, as a result of participating, that employee would be deemed to own five percent or more of the total combined voting power or value of all classes of ValueClick stock (including shares purchased under the ESPP or under any other outstanding options) immediately after such employee is granted a right to purchase shares under the ESPP.
Directors who are not employees of ValueClick and our designated subsidiaries, consultants, independent contractors, temporary workers employed by a third-party, and employees of non-designated subsidiaries of ValueClick are not eligible to participate in the ESPP.
Administration. The ESPP can be administered by the Board or a committee (the “Committee”) appointed by the Board composed of one or more members of the Board. The Committee will have full power and authority, in a manner not inconsistent with the ESPP, to adopt, amend and rescind any rules for the administration of the ESPP, to construe and interpret the provisions of the ESPP, to exercise any and all powers allocated to the Board under the ESPP, to make factual determinations relevant to ESPP entitlements, and to take all action in connection with administration of the Plan as it deems necessary or advisable for the administration of the ESPP. Members of the Committee receive no additional compensation for their services in connection with the administration of the ESPP. Members of the Committee will serve for such time as the Board may specify and may be removed at any time by the Board or the Committee.
Offering Periods. The ESPP will be implemented by a series of Offering Periods during which common stock is purchased at the end of each Purchase Period through payroll deductions and/or other contributions. Each Offering Period will be twelve months and consist of two successive Purchase Periods of six months each. The first Offering Period under the ESPP commenced on September 4, 2007 and ended on August 29, 2008. The first Purchase Period under the ESPP began on September 4, 2007 and ended on February 29, 2008. The second Purchase Period under the ESPP began on March 1, 2008 and ended on August 29, 2008. The first trading day of an Offering Period is called the “Offering Date.” The last trading day of each Purchase Period is called a “Purchase Date.”
Purchase of Stock. Eligible employees of the Company may elect to participate in the ESPP by giving written notice to the Company, which notice shall instruct the Company to withhold a specified percentage of the employee’s “Earnings” (in any multiple of 1 percent up to a maximum of 20 percent) on each pay period during the Offering Period. “Earnings” is defined as an employee’s base salary or wages, cash bonuses, commissions and overtime pay, but not other forms of compensation, such as other incentive compensation and income generated from stock awards. In addition, at least for the first Offering Period, the ESPP provides that no more than $7,500 may be withheld from an employee’s Earnings for the purchase of ValueClick common stock in any single Purchase Period. Assuming an eligible employee has appropriately completed the applicable paperwork; payroll deductions (in those jurisdictions in which payroll deductions are allowable) will commence with the first payroll paid following the Offering Date and will end on the last payroll paid on or prior to the last Purchase Date of the Offering Period, unless the employee terminated his or her participation earlier in accordance with the ESPP. In those jurisdictions in which payroll deductions are not allowable, the Board will establish other means by which participants can contribute to the ESPP. On each Offering Date of each Offering Period, ESPP participants are granted an option to buy common stock (“Purchase Right”). On the last business day of a Purchase Period, the payroll deductions and/or other contributions will be used to purchase common stock at the Purchase Price. If, on the last day of a Purchase Period, the number of shares of common stock to be purchased by all participants exceeds the number of shares then available for purchase under the ESPP, the Committee will make a pro-rata allocation of the common stock remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
Purchase Price. The purchase price for a Purchase Period will generally be equal to 85 percent of the lesser of (i) the fair market value of a share of ValueClick common stock on the Offering Date, or (b) the fair market value of a share of ValueClick common stock on the Purchase Date. For purposes of the ESPP, fair market value per share as of a particular date shall mean the closing sales price of ValueClick’s common stock as reported on the NASDAQ Global Select Market on that date (or if there were no reported prices on such date, on the last preceding date on which the prices were reported).
Securities to be Purchased. The securities to be purchased under the ESPP are shares of the common stock of ValueClick. Shares of common stock are issued directly to an ESPP participant from ValueClick and are registered with the SEC under a special form of registration statement applicable to employee benefit plans. Each share of common stock entitles the holder to one vote on matters submitted to a vote of the stockholders, a pro-rata share of such dividends as may be declared on the common stock and a pro-rata share of assets remaining available for distribution to shareholders upon a liquidation of ValueClick. The common stock is not convertible and has no preemptive rights. While the Board has authority, within certain limitations, to issue shares of preferred stock, which would have one or more preferences over the common stock, no preferred stock is outstanding as of the date of this Proxy Statement and ValueClick has no present plans to issue any preferred stock.

ESPP Amendment and Termination. The Board has the power to terminate, amend or suspend the ESPP at any time subject to specified restrictions protecting the rights of participating employees where stockholder approval is not required by law or under NASDAQ rules. Any benefits, privileges, entitlements, and obligations under any purchase rights granted under the ESPP while the ESPP is in effect shall not be impaired by suspension or termination of the ESPP prior to the end of the Purchase Period in which such suspension or termination occurs except (i) as expressly provided in the ESPP or with the consent of the person to whom such purchase rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the ESPP and/or purchase rights granted under the ESPP comply with the requirements of Section 423 of the Code.
Termination of Participation. A participant may stop contributions to the ESPP at any time and will receive a refund of his or her accumulated payroll deductions and/or other contributions. The participant’s purchase rights granted under the Plan will immediately terminate upon his or her cessation of employment for any reason. The Company will refund any payroll deductions and/or other contributions that the participant may have made for the Purchase Period in which such cessation of employment occurs, and will not apply such payroll deductions and/or other contributions to the purchase of ValueClick common stock.
Transferability. No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant’s death.
Certain Federal Income Tax Consequences
The following is a brief description of the Company’s understanding of the federal income tax consequences to ValueClick and participants subject to U.S. taxation with respect to participation in the ESPP. This description may be inapplicable if such laws and regulations are changed. This summary is not intended to be exhaustive or constitute tax advice and does not address any state, local or foreign tax consequences.
The Company intends the ESPP to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under such an arrangement, a participant will not recognize taxable income, and no deductions will be allowable to ValueClick, upon either the grant or the exercise of the purchase rights. The participant will not recognize taxable income until either there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.
Generally, participants in the ESPP will recognize income for purposes of U.S. federal income tax in the year in which they make a sale or other disposition of the purchased common stock. The U.S. federal income tax liability will depend on whether such disposition is “disqualifying” or “qualifying.” A disqualifying disposition is any sale or other disposition that a participant makes within two years after the Offering Date or within one year after the Purchase Date. A qualifying disposition will occur if the sale or other disposition of the common stock is made after the participant has held the common stock for more than two years after the Offering Date and more than one year after the Purchase Date.
Upon a disqualifying disposition, a participant will recognize ordinary income equal to the excess of (i) the fair market value of the common stock on the Purchase Date over (ii) the purchase price paid for the common stock. ValueClick will be entitled to an income tax deduction in an amount equal to such excess for the taxable year in which such disposition occurs. Any additional gain recognized by the participant upon the disqualifying disposition will be a capital gain. Under current law, the capital gain will be long-term if the participant has held the common stock more than one year after the Purchase Date, and will be short-term if the participant has held the common stock not more than one year from the Purchase Date. In general, the current maximum U.S. federal income tax rate on long-term capital gains is 15 percent and short-term capital gains are taxed at the same rates as ordinary income. The current general maximum U.S. federal income tax rate for ordinary income (and therefore short-term capital gains) is 35 percent.
Upon a qualifying disposition, a participant will recognize ordinary income equal to the lesser of: (i) the amount by which the fair market value of the common stock on the date of the qualifying disposition exceeds the purchase price paid for the common stock, or (ii) the amount by which the fair market value of the common stock on the Offering Date exceeds the purchase price paid for the common stock. ValueClick is not entitled to an income tax deduction with respect to such disposition. Any additional gain recognized upon the qualifying disposition will be a capital gain.
Generally, if the fair market value of the common stock on the date of a qualifying disposition is less than the purchase price paid for the common stock, the participant will not recognize ordinary income, and any loss recognized will be a long-term capital loss. However, if the loss arises in connection with a disqualifying disposition, the participant may still recognize as ordinary income, and be taxed on, the excess of (i) the fair market value of the common stock on the Purchase Date over (ii) the purchase price paid for the common stock.
ESPP Benefits. Because benefits under the ESPP will depend on employees’ elections to participate and the fair market value of the Company’s common stock at various future dates, it is not possible to determine the benefits that executive officers and other employees will receive if the stockholders approve the ESPP. Non-employee directors are not eligible to participate in the ESPP.
Vote Required and Recommendation of the Board of Directors
Approval of the amended and restated ValueClick, Inc. 2007 Employee Stock Purchase Plan requires the approval of at least a majority of the voting power of the minimum number of shares necessary to constitute a quorum. Abstentions will be counted as present for purposes of determining the presence of a quorum. Abstentions will have the same effect as a negative vote. Broker non-votes will have no effect on the outcome of the vote.
Recommendation of the Board of Directors
The Board of Directors recommends a vote "FOR" the approval of the ValueClick, Inc. 2007 Employee Stock Purchase Plan as amended and restated.

PROPOSAL 3
ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
The recently enacted Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, enables our stockholders to vote to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC's rules.
As we discuss above under the caption "Executive Compensation—Compensation Discussion and Analysis," the core objectives of our executive compensation program are to: (i) provide competitive compensation that supports the Company's business strategies; (ii) attract and retain talented executive officers; (iii) focus our executives on achieving financial and operational goals that are tied to performance objectives, with the ultimate objective of improving stockholder value; and (iv) further align the financial interests of our executive officers with those of our stockholders. Our executive compensation is discussed in further detail above under the caption "Executive Compensation—Compensation Discussion and Analysis," which includes information about the fiscal year 2011 compensation of our named executive officers.
In accordance with recently adopted Section 14A of the Securities Exchange Act of 1934, as amended, and as a matter of good corporate governance, we are asking our stockholders to indicate their support for the compensation of our named executive officers, as described in this proxy statement. This proposal, commonly known as a "say-on-pay" proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we ask our stockholders to vote "FOR" the following resolution at the Annual Meeting:
"RESOLVED, that the stockholders of ValueClick, Inc. ("ValueClick" or the "Company") approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company's proxy statement for the 2012 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the 'Compensation Discussion and Analysis,' the 'Summary Compensation Table' and the other related tables and disclosure."
The say-on-pay vote is advisory and, therefore, not binding; however, the Compensation Committee will consider the outcome of the vote when considering future executive compensation arrangements.
Recommendation of the Board of Directors
        The Board of Directors recommends a vote "FOR" approval of proposal 3—approval, on an advisory basis, of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the SEC's compensation disclosure rules.

EXPENSES OF SOLICITATION
The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain directors, officers and employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone or personal interview. Banks, brokerage houses, custodians and other nominees, and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such parties will be reimbursed for their expenses.
HOUSEHOLDING
SEC rules permit the delivery of a single copy of a company's notice of Internet availability of proxy materials, or annual report and proxy statement to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder will continue to receive a separate proxy card. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses.
The bank, brokerage house or other holder of record for any stockholder who is a beneficial owner, but not the record holder, of the Company's shares may deliver only one copy of the Company's Notice of Internet Availability of Proxy Materials, or Annual Report and Proxy Statement to multiple stockholders who share the same address, unless the bank, brokerage house or other holder of record has received contrary instructions from one or more of the stockholders. Beneficial owners who received a single copy of the Notice of Internet Availability of Proxy Materials, or Annual Report and Proxy Statement and wish to receive separate copies, now or in the future, may request them by calling (818) 575-4500 or writing c/o the Secretary of the Company at the Company's corporate offices, 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362. We will deliver a separate copy of the Notice of Internet Availability of Proxy Materials, or Annual Report and Proxy Statement promptly upon request. Beneficial owners sharing an address who are receiving multiple copies of the Notice of Internet Availability of Proxy Materials, or Annual Report and Proxy Statement and would prefer to receive a single copy in the future should contact their bank, brokerage house or other holder of record to request delivery of a single copy in the future.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR
ANNUAL MEETING IN 2013
Stockholder Proposals for Inclusion in Next Year's Proxy Statement
Stockholder proposals intended to be presented at the Annual Meeting of Stockholders to be held in 2013 must be received by the Company on or before November 29, 2012 in order to be considered for inclusion in the Company's Proxy Statement and form of proxy for that meeting. These proposals must also comply with the rules of the SEC governing the form and content of proposals in order to be included in the Company's Proxy Statement and form of proxy. Any stockholder proposals should be mailed to: Secretary, ValueClick, Inc., 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362.
Other Matters for Presentation at Next Year's Annual Meeting
Under the Company's Amended and Restated Bylaws, notice of any matter that is not submitted for inclusion in the Company's Proxy Statement and form of proxy for the Annual Meeting of Stockholders to be held in 2013, but that a stockholder instead wishes to present directly at the Annual Meeting of Stockholders, including director nominations and other items of business, must be delivered to the Secretary of the Company at 30699 Russell Ranch Road, Suite 250, Westlake Village, CA 91362 not later than the close of business on February 7, 2013 and not earlier than the close of business on January 8, 2013. The notice must include the information specified in the Amended and Restated Bylaws. If the 2013 Annual Meeting of Stockholders is held more than 30 days before or 70 days after the anniversary of the 2012 Annual Meeting of Stockholders, the notice of any such nomination or other items of business must be delivered to the Secretary of the Company not earlier than the close of business on the 120th day prior to the 2013 Annual Meeting of Stockholders and not later than the close of business on the later of (i) the 90th day prior to the 2013 Annual Meeting of Stockholders or (ii) the 10th day following public announcement of the date of the 2013 Annual Meeting of Stockholders. We will not entertain any nominations or other items of business at the Annual Meeting of Stockholders that do not meet the requirements set forth in the Amended and Restated Bylaws. If we do not receive notice of a matter by February 7, 2013, SEC rules permit the Company to vote proxies in its discretion when and if the matter is raised at the Annual Meeting of Stockholders.
The Company's Amended and Restated Bylaws are publicly available as Exhibit 3.1 to the Company's current report on Form 8-K, filed with the SEC on December 8, 2010.
OTHER MATTERS
The Board does not know of any matters other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE VOTE YOUR PROXY TODAY. YOU CAN VOTE BY INTERNET, BY TELEPHONE OR BY MAIL USING THE INSTRUCTIONS INCLUDED ON THE NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD.

APPENDIX A

VALUECLICK, INC.
2007 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED

1.   PURPOSE
1.1   The purpose of the Plan is to provide a means by which Employees of ValueClick, Inc. and designated Related Corporations (collectively the “Company”) may be given an opportunity to purchase shares of the Common Stock of the Company.
1.2   The Company, with the assistance of the Plan, seeks to retain the services of its Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Related Corporations.
1.3   The Company intends the Plan to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and the provisions of the Plan shall be construed in a manner consistent with the requirements of Section 423 of the Code.  This provision shall be subject to Section 19 with respect to Participants in foreign jurisdictions.
1.4   The Company intends that the Purchase Rights granted under the Plan be considered options issued under an Employee Stock Purchase Plan.
2.   DEFINITIONS
2.1   “Account” means the account maintained on behalf of a Participant to which is credited (i) payroll deductions pursuant to Section 8 and (ii) shares of Common Stock acquired upon exercise of an option pursuant to Section 7.
2.2   “Authorization Form” means a form established by the Board authorizing payroll deductions as set forth in Section 8 and such other terms and conditions as the Board from time to time may determine.
2.3   “Board” means the Board of Directors of the Company.
2.4   “Code” means the Internal Revenue Code of 1986, as amended.  Any reference to a section of the Code herein shall be a reference to any successor or amended section of the Code.
2.5   “Committee” means a committee appointed by the Board composed of one or more Board members in accordance with Section 3.3 of the Plan.
2.6   “Common Stock” means the common stock of ValueClick, Inc. or any securities into which such common stock may be converted.
2.7   “Company” means ValueClick, Inc., a Delaware corporation, collectively with any Related Corporation.
2.8   “Corporate Transaction” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:
2.8.1     a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company;
2.8.2     a sale or other disposition of at least a majority of the voting power of the outstanding equity securities of the Company;
2.8.3     a merger, consolidation or similar transaction following which the Company is not the surviving controlling corporation;
2.8.4     a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise; or
2.8.5     a liquidation or dissolution of the Company.
2.9    “Director” means a member of the Board.
2.10  “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.
2.11  “Eligible Earnings” means an Eligible Employee's base salary/base wages, cash bonuses, commissions and overtime pay paid during the portion of an Offering during which such Eligible Employee is participating in such Offering.  For avoidance of doubt, other forms of incentive compensation and income generated from stock awards shall not be included in "Eligible Earnings".
2.12  “Employee” means any person, including Officers and Directors, who is employed for purposes of Section 423(b)(4) of the Code by the Company, but excluding (a) leased employees, as described in Section 414(n) of the Code, and (b) any payroll service bureau or employment agency employee, i.e., an individual for whom the direct pay or compensation with respect to the performance of services for the Company is paid by any outside entity, including, but not limited to, a payroll service bureau or employment agency.  The determination whether an individual is a payroll service bureau employee or employment agency employee shall be made solely based on the method of paying the individual for his or her services, without regard to whether the individual is considered a common law employee of the Company for any other purpose.  Neither service as a Director nor payment of a Director's fee shall be sufficient to make an individual an Employee of the Company.
2.13  “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423 of the Code.
2.14  “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.15  “Fair Market Value” means the value of a security, as determined in good faith by the Board.  If the Common Stock is listed on any established stock exchange or market, the Fair Market Value of the Common Stock, unless otherwise determined by the Board, shall be the closing sales price (rounded up where necessary to the nearest whole cent) for such security (or the closing bid, if no sales were reported for that business day) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the Trading Day prior to the relevant determination date, as reported in The Wall Street Journal or such other source as the Board deems reliable.
2.16  “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees. The first Offering under the Plan commenced on September 4, 2007, and ended on August 29, 2008.
2.17  “Offering Date” means a date selected by the Board for an Offering to commence, which shall generally be the Trading Day occurring on or next following September 1.  The first Offering Date under the Plan was September 4, 2007.
2.18  “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
2.19  “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.
2.20  “Plan” means this ValueClick, Inc. 2007 Employee Stock Purchase Plan, as amended and restated.
2.21  “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights granted under the Plan shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.  A Purchase Date must be a Trading Day.  The Purchase Dates shall be the Trading Days occurring on or most closely preceding the last day of February and August.  The Purchase Dates for the initial

Offering were February 29, 2008 and August 29, 2008.
2.22  “Purchase Period” means a period of time specified within an Offering beginning on either the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date, at the end of which there shall be purchased shares of Common Stock on behalf of Participants.  An Offering may consist of one or more Purchase Periods.  Initially, each Offering shall consist of two Purchase Periods, the first one of which shall commence on the first Trading Day in September and end on the last Trading Day in February and the second one of which shall commence on the first Trading Day in March and end on the last Trading Day in August. The first Purchase Period for the initial Offering commenced on September 4, 2007 and ended on February 29, 2008, and the second Purchase Period for the initial Offering commenced on March 3, 2008 and ended on August 29, 2008.
2.23  “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.
2.24  “Related Corporation” means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.
2.25  “Securities Act” means the Securities Act of 1933, as amended.
2.26  “Trading Day” means any day the exchange(s) or market(s) on which shares of Common Stock are listed is open for trading.
3.   ADMINISTRATION
3.1   The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.  The Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan, to promulgate such rules and regulations as it deems necessary for the proper administration of the Plan, to interpret the provisions and supervise the administration of the Plan, and to take all action in connection therewith or in relation thereto as it deems necessary or advisable, regardless of whether the Board has delegated Plan administration to a Committee.
3.2   The Board (or a Committee designated by the Board) shall have the power, subject to and within the limitations of the express provisions of the Plan:
3.2.1     To determine when and how Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical);
3.2.2     To designate from time to time which Related Corporations of the Company shall be eligible to participate in the Plan and which Employees of designated Related Corporations shall be eligible to participate in the Plan;
3.2.3     To construe and interpret the Plan and Purchase Rights granted under the Plan, and to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable.  The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.  Decisions of the Board shall be final and binding upon all Participants;
3.2.4     To amend the Plan as provided in Section 15; and
3.2.5     Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company and its Related Corporations and to carry out the intent that the Plan be treated as an Employee Stock Purchase Plan.
3.3   The Board may delegate administration of the Plan to a Committee of the Board composed of one (1) or more members of the Board.  The Committee will serve for such period of time as the Board may specify.  If the Board delegates administration to a Committee, then the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as the Board may adopt from time to time.  The Committee shall have full power and authority to adopt, amend and rescind any rules and regulations which it deems desirable and appropriate for the proper administration of the Plan, to construe and interpret the provisions and supervise the administration of the Plan, to make factual determinations relevant to Plan entitlements and to take all action in connection with administration of the Plan as it deems necessary or advisable, consistent with the delegation from the Board.  Decisions of the Board shall be final and binding upon all Participants.
3.4   The Board may abolish or change the composition of the Committee at any time and, if abolished, revest in the Board the administration of the Plan.  If the Board delegates administration to a Committee, then references to the Board in this Plan and in any Offering document shall thereafter be deemed to be the Committee, as appropriate.
3.5   In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Company, members of the Board and of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted under the Plan, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at his or her own expense to handle and defend the same.
4.   SHARES OF COMMON STOCK SUBJECT TO THE PLAN
4.1   Subject to the provisions of Section 14, up to three million five hundred thousand (3,500,000) aggregate shares of Common Stock may be sold pursuant to Purchase Rights granted under the Plan.  If the total number of shares which would otherwise be subject to options granted under the Plan on an Offering Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Board shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable.  In such event, the Board shall give written notice to each Participant of such reduction of the number of option shares affected thereby and shall similarly reduce the rate of payroll deductions, if necessary.  If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.
4.2   The shares of Common Stock subject to the Plan may be unissued shares, authorized and issued shares held in the Company's treasury or Common Stock acquired on the open market at prevailing market prices or otherwise.
5.   GRANT OF PURCHASE RIGHTS; OFFERING
5.1   The Board may from time to time grant or provide for the grant of Purchase Rights of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board.  Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, which shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights to purchase shares of Common Stock under the Plan shall have the same rights and privileges.  The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan.  The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed twenty-seven (27) months beginning with the Offering Date, and the substance of the provisions contained in Sections 6 through 9, inclusive.  Unless and until altered by the Board, each Offering shall be twelve (12) months in duration, commencing on the first Trading Day in September and ending on the last Trading Day in August of the following calendar year.  The first Offering commenced on September 4, 2007.  A new Offering shall commence upon the expiration of the preceding Offering.
5.2   If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder:  (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised.
6.   ELIGIBILITY
6.1   Purchase Rights may be granted only to Employees of the Company.  Except as provided in Section 6.2, an Employee shall be ineligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two (2) years.  In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee's customary employment with the Company is more than twenty (20) hours per week and more than five (5) months per calendar year.
6.2   The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering.  Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:
6.2.1     the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;
6.2.2     the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and
6.2.3     the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.
Unless and until altered by the Board, all Employees of the Company shall be eligible to participate in an Offering as long as they have been employed with the Company for a period of at least ten (10) days prior to the Offering Date for such Offering and are not expressly excluded from participation under the terms of the Plan (such as pursuant to Section 6.3 below).  An Employee who does not satisfy these eligibility requirements as of the Offering Date for an Offering but does satisfy them as of the first Trading Day of the second Purchase Period of such Offering shall be eligible to participate in such second Purchase Period (and the first Trading Day of such second Purchase Period shall be deemed to be that Employee's "Offering Date").
6.3   No Employee may participate in the Plan if, immediately after a Purchase Right is granted, the Employee owns, or is considered to own (within the meaning of Code Section 424(d)), Common Stock, including Common Stock which the Employee may purchase by conversion of convertible securities or under outstanding options granted by the Company, representing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company.  For purposes of this Section 6.3, the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and Common Stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.
6.4   As specified by Section 423(b)(8) of the Code, an Eligible Employee may be granted Purchase Rights under the Plan only if such Purchase Rights do not permit such Eligible Employee's rights to purchase Common Stock of the Company to accrue at a rate which exceeds twenty-five thousand dollars ($25,000) of Fair Market Value of such stock (determined at the time such Purchase Rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such Purchase Rights are outstanding at any time; for purposes of this limitation, there shall be counted only options to which Section 423 of the Code applies.  For purposes of the Plan, an option is “granted” on a Participant's Offering Date.  An option will expire upon the earlier to occur of (i) the termination of a Participant's participation in the Plan or such Offering Period; (ii) the grant of an option to such Participant on a subsequent Offering Date; or (iii) the termination of the Offering Period.  This Section 6.4 shall be interpreted so as to comply with Code Section 423(b)(8).
6.5   Officers of the Company, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan.  Notwithstanding the foregoing, the Board may provide in an Offering that Employees who are highly-

compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate in the Offering.
7.   PURCHASE RIGHTS; PURCHASE PRICE
7.1   On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding twenty percent (20%) (or such greater or lesser percentage as determined by the Board prior to the commencement of an Offering) of such Employee's Eligible Earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.  Unless the Board expressly determines otherwise, an Eligible Employee may designate up to twenty percent (20%) of his or her Eligible Earnings for an Offering to be applied to the purchase of shares of Common Stock in such Offering (up to a maximum of $7,500.00 (U.S.) for a single Purchase Period).
7.2   The Board shall establish one (1) or more Purchase Dates during an Offering as of which Purchase Rights granted under the Plan and pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.  Unless and until altered by the Board, each Offering shall contain two (2) Purchase Periods, the first of which shall commence on the first Trading Day in September and end on the last Trading Day in February of the following calendar year, and the second of which shall commence on the first Trading Day in March and end on the last Trading Day of the following August.  The first Purchase Period commenced on September 4, 2007 and ended on February 29, 2008.  The second Purchase Period commenced on March 3, 2008 and ended on August 29. 2008.
7.3   In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering.  In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering.  In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any given Purchase Date under the Offering.  If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro-rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.
7.4   The purchase price of shares of Common Stock acquired pursuant to Purchase Rights granted under the Plan shall be not less than the lesser of:
7.4.1     an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the Offering Date; or
7.4.2     an amount equal to eighty-five percent (85%) of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.
Unless and until altered by the Board, the formula set forth above shall apply to the purchase of shares of Common Stock under the Plan.
8.   PARTICIPATION; WITHDRAWAL; TERMINATION
8.1   An Eligible Employee may become a Participant in the Plan pursuant to an Offering by delivering an Authorization Form to the Company within the time specified in the Offering, in such form as the Company may provide.  Each such agreement shall authorize payroll deductions of up to the maximum percentage specified by the Board of such Participant's Eligible Earnings during the Offering.  The payroll deductions made for each Participant shall be credited to a Participant's Account under the Plan and shall be deposited with the general funds of the Company.  To the extent provided in the Offering, a Participant may reduce (including to zero) or increase such payroll deductions.  To the extent provided in the Offering, a Participant may begin such payroll deductions after the beginning of the Offering.  A Participant may make additional payments into his or her Account only if specifically provided for in the Offering and only if the Participant has not already had the maximum permitted amount withheld during the Offering.

Notwithstanding any other provisions of the Plan to the contrary, in locations where local law prohibits payroll deductions, an eligible Employee may elect to participate through contributions to his or her Account under the Plan in a form acceptable to the Board.
8.2   Under procedures and at times established by the Board, a Participant may terminate his or her payroll deductions under the Plan and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide.  Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated payroll deductions and/or other contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the Participant) under the Offering, without interest (unless otherwise specified in the Offering), such Participant's interest in that Offering shall be automatically terminated and no further payroll deductions and/or other contributions for the purchase of Common Stock will be made during the Offering Period.  A Participant's withdrawal from an Offering shall have no effect upon such Participant's eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new Authorization Form in order to participate in subsequent Offerings under the Plan.  The Company may establish rules pertaining to the timing of withdrawals, limiting the frequency with which Participants may withdraw and re-enroll in the Plan and may impose a waiting period on Participants wishing to re-enroll following withdrawal.  Unless and until altered by the Board, a Participant may elect to reduce his or her future payroll deductions at any time during an Offering but may not elect to increase his or her future payroll deductions during an Offering.  Any elections shall be implemented by the Company within an administratively reasonable period of time.
8.3   Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason (subject to any post-employment participation period required by law) or other lack of eligibility.  The Company shall distribute to such terminated or otherwise ineligible Employee or, in the case of death, to the Participant's heirs or estate, all of his or her accumulated payroll deductions and/or other contributions (reduced to the extent, if any, such deductions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering, without interest (unless otherwise specified in the Offering).  The Board may also establish rules regarding when leaves of absence or changes of employment status will be considered to be a termination of employment, including rules regarding transfer of employment among any of the Company's Related Corporations, and the Board may establish termination-of-employment procedures for this Plan that are independent of similar rules established under other benefit plans of the Company; provided that subject to Section 19, such procedures are not in conflict with the requirements of Section 423 of the Code.
8.4   Neither payroll deductions or other contributions credited to a Participant's Account, nor any Purchase Rights granted under the Plan shall be transferable by a Participant otherwise than by will or the laws of descent and distribution, or by a beneficiary designation as provided in Section 13 and, during a Participant's lifetime, shall be exercisable only by such Participant.  Any attempted assignment, transfer, pledge, or other disposition shall be null and void and without effect.  If a Participant in any manner attempts to transfer, assign or otherwise encumber his or her Purchase Rights, other than as permitted by the Code, such act shall be treated as an election by the Participant to discontinue participation in the Plan pursuant to Section 8.2.
9.   EXERCISE
9.1   On each Purchase Date during an Offering, each Participant's accumulated payroll deductions and/or other contributions specifically provided for in the Offering (without any increase for interest) shall be automatically applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering.  No fractional shares shall be issued upon the exercise of Purchase Rights granted under the Plan unless specifically provided for in the Offering.  The Company or its designee may make such provisions and take such action as it deems necessary or appropriate for the withholding of taxes or other amounts which the Company is required to withhold by applicable law.  Each Participant, however, shall be responsible for payment of all individual tax liabilities arising under the Plan.  The shares of Common Stock purchased upon exercise of an option hereunder shall be considered for tax purposes to be sold to the Participant on the Purchase Date.  During his or her lifetime, a Participant's option to purchase shares of Common Stock hereunder is exercisable only by him or her.
9.2   If any amount of accumulated payroll deductions and/or other contributions remains in a Participant's Account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in each such Participant's Account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 8.2, or is not eligible to participate in such Offering, as provided in Section 6, in which case such amount shall be distributed to the Participant after said final Purchase Date, without interest (unless otherwise specified in the Offering).  If any amount of accumulated payroll deductions and/or other contributions remains in a Participant's Account after the purchase of shares of Common Stock and such remaining amount is equal to the amount required to purchase one (1) or more whole shares of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to the Participant at the end of the Offering without interest (unless otherwise specified in the Offering).
9.3   No Purchase Rights granted under the Plan may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign, and other securities and other laws applicable to the Plan.  If, on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights granted under the Plan or any Offering shall be exercisable on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than twelve (12) months and the Purchase Date shall in no event be more than twenty-seven (27) months from the Offering Date.  If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, options granted under the Plan which are not in compliance shall not be exercisable and all payroll deductions and/or other contributions accumulated during the Offering Period (reduced to the extent, if any, that such deductions have been used to acquire shares of Common Stock) shall be returned to the Participants, without interest.  The provisions of this Section 9.3 shall comply with the requirements of Section 423(b)(5) of the Code to the extent applicable.
As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
9.4   As soon as practicable after the exercise of an option, the Company shall deliver to the Participant a record of the Common Stock purchased and the balance of any amount of payroll deductions and/or other contributions credited to the Participant's Account not used for the purchase, except as specified below.  The Board may permit or require that shares be deposited directly with a broker designated by the Board or to a designated agent of the Company, and the Board may utilize electronic or automated methods of share transfer.  The Board may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. The Company shall retain the amount of payroll deductions and/or other contributions used to purchase Common Stock as full payment for the Common Stock and the Common Stock shall then be fully paid and non-assessable.  No Participant shall have any voting, dividend, or other stockholder rights with respect to shares subject to any option granted under the Plan until the shares subject to the option have been purchased and delivered to the Participant as provided in this Section 9.  The Board may in its discretion direct the Company to retain in a Participant's Account for the subsequent Purchase Period or Offering Period any payroll deductions which are not sufficient to purchase a whole share of Common Stock or return such amount to the Participant.  Any other amounts left over in a Participant's Account after a Purchase Date shall be returned to the Participant.
10.   COVENANTS OF THE COMPANY
10.1  During the terms of the Purchase Rights granted under the Plan, the Company shall ensure that the amount of shares of Common Stock required to satisfy such Purchase Rights are available.
10.2  The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights granted under the Plan.  If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of shares of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell shares of Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

11.   USE OF PROCEEDS FROM SHARES OF COMMON STOCK
Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights granted under the Plan shall constitute general funds of the Company.
12.   RIGHTS AS A STOCKHOLDER
A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights granted under the Plan unless and until the Participant's shares of Common Stock acquired upon exercise of Purchase Rights granted under the Plan are recorded in the books of the Company (or its transfer agent).
13.   DESIGNATION OF BENEFICIARY
13.1  A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant's Account under the Plan in the event of such Participant's death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash.  In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant's Account under the Plan in the event of such Participant's death during an Offering.  If a Participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective, to the extent required by local law.
13.2  The Participant (and if required under the preceding sentence, his or her spouse) may change such designation of beneficiary at any time by written notice.  Subject to local legal requirements, in the event of a Participant's death and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.  The provisions of this Section 13.2 shall in no event require the Company to violate local law, and the Company shall be entitled to take whatever action it reasonably concludes is desirable or appropriate in order to transfer the assets allocated to a deceased Participant's Account in compliance with local law.
14.   ADJUSTMENTS UPON CHANGES IN SECURITIES; CORPORATE TRANSACTIONS
14.1  Subject to any required action by the stockholders of the Company, if any change is made in the shares of Common Stock, subject to the Plan, or subject to any Purchase Right, without the receipt of consideration by the Company (through merger, consolidation, spin-off, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, reverse stock split, liquidating dividend, combination or reclassification of shares (including any such change in the number of shares of Common Stock effected in connection with a change in domicile of the Company), exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the type(s), class(es) and maximum number of shares of Common Stock subject to the Plan pursuant to Section 4.1, and the outstanding Purchase Rights granted under the Plan shall be appropriately adjusted in the type(s), class(es), number of shares and purchase limits of such outstanding Purchase Rights.  The Board shall make such adjustments, and take any further actions which, in the exercise of its discretion, may be necessary or appropriate under the circumstances, and its determination shall be final, binding and conclusive.  (The conversion of any convertible securities of the Company shall not be treated as a “transaction not involving the receipt of consideration by the Company.”)
14.2  In the event of a Corporate Transaction, then:  (i) any surviving or acquiring corporation may continue or assume Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation does not assume such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then, the Participants' accumulated payroll deductions and/or other contributions (exclusive of any accumulated interest that cannot be applied toward the purchase of shares of Common Stock under the terms of the Offering) shall be used to purchase shares of Common Stock immediately prior to the

Corporate Transaction under the ongoing Offering, and the Participants' Purchase Rights under the ongoing Offering shall terminate immediately after such purchase.
14.3  In the event of the proposed liquidation or dissolution of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed transaction, unless otherwise provided by the Board in its sole discretion, and all outstanding options shall automatically terminate and the amounts of all payroll deductions and/or other contributions will be refunded without interest to the Participants.
15.   AMENDMENT OF THE PLAN
15.1  The Board at any time, and from time to time, may amend the Plan.  However, except as provided in Section 14 relating to adjustments upon changes in securities and except as to amendments solely to benefit the administration of the Plan, to take account of a change in legislation or to obtain or maintain favorable tax, exchange or market control, or regulatory treatment for Participants or the Company, no amendment to the Plan shall be effective unless approved by the stockholders of the Company to the extent stockholder approval is necessary for the Plan to satisfy the requirements of Section 423 of the Code or other applicable laws or regulations, including the rules and regulations of the applicable exchange or market.
15.2  It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Employees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee stock purchase plans and/or to bring the Plan and/or Purchase Rights granted under the Plan into compliance therewith.
15.3  The rights and obligations under any Purchase Rights granted before amendment of the Plan shall not be impaired by any amendment of the Plan except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws or regulations, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.
16.   TERMINATION OR SUSPENSION OF THE PLAN
16.1  The Board in its discretion may suspend or terminate the Plan at any time.  Unless sooner terminated, the Plan shall terminate at the time that all of the shares of Common Stock reserved for issuance under the Plan, as increased and/or adjusted from time to time, have been issued under the terms of the Plan.  No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.
16.2  Any benefits, privileges, entitlements, and obligations under any Purchase Rights granted under the Plan while the Plan is in effect shall not be impaired by suspension or termination of the Plan prior to the end of the Purchase Period in which such suspension or termination occurs except (i) as expressly provided in the Plan or with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, regulations, or listing requirements, or (iii) as necessary to ensure that the Plan and/or Purchase Rights granted under the Plan comply with the requirements of Section 423 of the Code.
17.   EFFECTIVE DATE OF THE PLAN
The Plan was originally effective on June 1, 2007. No Purchase Rights granted under the Plan were exercisable at any time before June 1, 2007. This amendment and restatement shall become effective and shall coincide with the date this amendment of the Plan is approved by the Company's stockholders at the Company's 2012 Annual Stockholders' Meeting.
18.   MISCELLANEOUS PROVISIONS
18.1  The Plan and Offering do not constitute an employment contract.  Nothing in the Plan or in the Offering shall in any way alter the at-will nature of a Participant's employment or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company, or on the part of the Company to continue the employment of a Participant.
19.   BOARD RULES FOR FOREIGN JURISDICTIONS

The Board may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures.  Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules and procedures regarding handling of payroll deductions and/or other contributions by Participants, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of stock certificates, which vary with local requirements; however, if such varying provisions are not in accordance with the provisions of Section 423(b) of the Code, including, but not limited to, the requirement of Section 423(b)(5) of the Code that all options granted under the Plan shall have the same rights and privileges unless otherwise provided under the Code and the regulations promulgated thereunder, then the individuals affected by such varying provisions shall be deemed to be participating under a sub-plan and not the Plan.  The Board may also adopt sub-plans applicable to particular Related Corporations or locations, which sub-plans may be designed to be outside the scope of Code section 423. The rules of such sub-plans may take precedence over other provisions of this Plan, with the exception of Section 4, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan shall govern the operation of such sub-plan.
20.   REPORTS
Individual accounts shall be maintained for each Participant in the Plan.  Statements of account shall be given to Participants at least annually, which statements shall set forth the amounts of payroll deductions and/or other contributions, the Purchase Price, the number of shares of Common Stock purchased, and the remaining cash balance, if any.
21.   NOTICES
All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.
22.   ADDITIONAL RESTRICTIONS OF RULE 16b-3
The terms and conditions of options granted hereunder to, and the purchase of shares of Common Stock by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b 3.  This Plan shall be deemed to contain, and such options shall contain, and the shares of Common Stock issued upon exercise thereof shall be subject to, such additional conditions and restrictions, if any, as may be required by Rule 16b 3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.
23.   GOVERNING LAW
This Plan shall be governed by applicable laws of the State of Delaware and applicable federal law.
24.   MISCELLANEOUS
(a)   Notwithstanding anything to the contrary contained herein, no interest shall accrue on the payroll deductions and/or other contributions of a Participant in the Plan unless otherwise required under applicable laws, in which case any Employees affected by such applicable laws shall be deemed to be participating in a sub-plan, unless the Board or the Committee otherwise expressly provides that such Employees shall be treated as participating in the Plan.
(b)   Notwithstanding anything to the contrary contained herein, all payroll deductions and/or other contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions and/or other contributions unless otherwise required under applicable laws.

VALUECLICK, INC.
30699 RUSSELL RANCH RD. SUITE 250
WESTLAKE VILLAGE, CA 91362
ATTN:Secretary

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The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors **Nominees**	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

01 James R. Zarley
02 David S. Buzby
03 Martin T. Hart
04 Jeffrey F. Rayport
05 James R. Peters
06 James A. Crouthamel
07 John Giuliani

The Board of Directors recommends you vote FOR proposals 2 and 3.	For	Against	Abstain
2 To approve the amended and restated 2007 Employee Stock Purchase Plan.	☐	☐	☐
3 To approve, by non-binding vote, the company's executive compensation.	☐	☐	☐

NOTE: Other Business. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and at any and all adjournments thereof. The board of directors at present knows of no other business to be presented by or on behalf of ValueClick or the board of directors at the meeting.

For address change/comments, mark here. ☐
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	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000128223_1 R1.0.0.11699

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com .

VALUECLICK, INC.
Annual Meeting of Stockholders
May 8, 2012 9:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints James R. Zarley and John Pitstick, and each of them, the attorneys, agents and proxies of the undersigned, with full powers of substitution to each, to attend and act as proxy or proxies of the undersigned at the Annual Meeting of Stockholders of ValueClick, Inc. to be held at the Company's headquarters located at 30699 Russell Ranch Road, Suite 250, Westlake Village, California 91362, on Tuesday, May 8, 2012 at 9:00 AM Pacific Time, and at any and all adjournments thereof, and to vote as specified herein the number of shares which the undersigned, if personally present, would be entitled to vote.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Address change/comments:

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(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side

0000128223_2 R1.0.0.11699

QuickLinks

STOCKHOLDER LETTER
PROXY STATEMENT
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held on Tuesday, May 8, 2012
CORPORATE GOVERNANCE
Report of the Audit Committee of the Board of Directors
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
Compensation Committee Report
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN-BASED AWARDS FOR THE YEAR ENDED DECEMBER 31, 2011
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2011
OPTION EXERCISES AND STOCK VESTED FOR THE YEAR ENDED DECEMBER 31, 2011
BENEFITS UPON TERMINATION OR CHANGE IN CONTROL
DIRECTOR COMPENSATION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF AMENDED AND RESTATED 2007 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL 3 ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION
EXPENSES OF SOLICITATION
HOUSEHOLDING
SUBMISSION OF STOCKHOLDER PROPOSALS FOR ANNUAL MEETING IN 2013
OTHER MATTERS
APPENDIX A VALUECLICK, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED AND RESTATED